UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

EyePoint, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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480 Pleasant Street, Suite C400 Watertown, MA 02472 United States

April 27, 2026

To Our Stockholders,

2025 was a year of exceptional execution for EyePoint as we advanced DURAVYU™ (vorolanib intravitreal insert), our potential first-in-class and best-in-class sustained delivery therapy, across clinical programs in the

We are well positioned as the leader in sustained ocular drug delivery as we endeavor to deliver on our mission to improve the lives of patients with serious retinal diseases.

two largest retinal disease markets, wet age-related macular degeneration (AMD) and diabetic macular edema (DME).

Throughout the past year, we made significant progress with DURAVYU, an investigational sustained release product candidate that consists of vorolanib, a selective and patent-protected tyrosine kinase inhibitor (TKI), formulated in Durasert E™, our proprietary, next-generation bioerodible drug delivery technology.

We enrolled over 900 patients across our two Phase 3 pivotal trials of DURAVYU in wet AMD – LUGANO and LUCIA – in what was one of the fastest enrolling Phase 3 programs in wet AMD to date. The identical non-inferiority trials with every six-month dosing follow a clear and recognized pathway for potential global regulatory and commercial success, which could enable DURAVYU to become a blockbuster franchise.

In November 2025, we announced that the independent Data Safety Monitoring Committee (DSMC) for the wet AMD Phase 3 program completed its second scheduled review of masked data and recommended that both trials continue as planned with no modifications to the protocol. Additionally, the DSMC confirmed that the masked safety data continues to show no safety signals, which is consistent with previous clinical trials for DURAVYU. Looking ahead, we expect topline data for LUGANO in mid-2026 and for LUCIA shortly after. If we achieve clinical success we will prioritize our New Drug Application (NDA) filing, positioning DURAVYU to potentially be first to market.

In February 2025, we announced positive six-month results for the Phase 2 VERONA clinical trial of DURAVYU for DME, which met primary and secondary endpoints and demonstrated early and sustained

FDA, we initiated the DME Phase 3 pivotal program and dosed the first patients in both clinical trials (COMO and CAPRI) in March 2026. COMO and CAPRI are identical trials that include every six-month redosing, an on-label control arm, and follow an established non-inferiority pathway for potential approval. Given the strong enrollment enthusiasm that we experienced in LUGANO and LUCIA for DURAVYU across the retina community, we expect to complete enrollment of our DME pivotal program in the third quarter of 2026 and to report topline data in the fourth quarter of 2027. We are excited to progress DURAVYU as the only sustained release TKI in development for this multi-billion-dollar market for which there is a significant need for new therapeutic options.

The compelling efficacy data observed in the VERONA DME trial underscores DURAVYU’s potential as a mechanistically differentiated treatment for serious retinal diseases. Vorolanib, the active drug in DURAVYU, acts through intracellular inhibition of all vascular endothelial growth factor (VEGF) receptors, platelet-derived growth factor (PDGF) and pro-inflammatory interleukin 6 (IL-6)/JAK1 signaling. Preclinical data presented in October 2025 showed a greater than 50% reduction in IL-6 activity associated with DURAVYU via inhibition of JAK1 in an in vitro model. This finding reinforces the potential differentiating clinical value of DURAVYU for wet AMD and DME, where IL-6 mediated inflammation and VEGF-mediated vascular permeability are both key contributors to disease.

From a safety perspective, DURAVYU has established a robust and favorable safety database from over 190 patients across multiple indications in four clinical trials with no safety signals. This exceptional safety profile, coupled with the strong efficacy data to date, gives us confidence in DURAVYU’s potential to transform how serious retinal diseases are treated.

improvements in both vision and anatomy. Following this data and a positive End of Phase 2 meeting with the U.S.

Beyond clinical development, we continue to scale operations at our state-of-the-art commercial manufacturing facility in Northbridge, Massachusetts. The cGMP facility was built to meet FDA and EMA standards, and will support the US commercial launch of DURAVYU upon potential regulatory approval. As we approach an anticipated NDA submission, we are actively preparing for pre-approval inspection and commercial build, underscoring our commitment to delivering DURAVYU to the retina community, if approved. We remain dedicated to investing in the people, processes, and technologies at the Northbridge facility.

Turning to our balance sheet, we are in a strong financial position. We ended 2025 with over $300 million in cash and investments and no debt, enabling us to fund operations into the fourth quarter of 2027, well beyond key 2026 milestones and NDA preparation for the Phase 3 wet AMD program while fully funding the Phase 3 pivotal DME program.

EyePoint continues to be a story of a potential paradigm-altering treatment with DURAVYU, strong execution, and determined leadership in retinal disease. As a company, we are highly focused on reporting topline data for our Phase 3 wet AMD clinical trials beginning in mid-2026 and completing enrollment of our Phase 3 DME clinical trials.

We are fortunate to have such a dedicated and talented team at EyePoint, who continue to drive our remarkable progress and are responsible for our company’s clinical, operational and financial success to date. In addition, we’d like to thank the patients and clinical investigators for their participation in our ongoing trials; without whom, advancing DURAVYU towards potential approval would not be possible.

With a world-class leadership team, robust Phase 2 efficacy and safety data, a clear and well-established regulatory approval pathway in wet AMD and DME, and a strong balance sheet, we are well positioned as the leader in sustained ocular drug delivery as we endeavor to deliver on our mission to improve the lives of patients with serious retinal diseases.

On behalf of the entire EyePoint team and Board of Directors, we thank you, our committed stockholders, for your continued support as we continue to execute on our mission to improve the lives of patients with serious retinal diseases – because when it comes to matters of sight, innovation is our vision.

Sincerely,

Jay S. Duker, M.D.

President & Chief Executive Officer

Göran Ando, M.D.

Chair of the Board

DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product candidate; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this proxy statement deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding our expectations regarding our clinical development and regulatory plans; our belief that DURAVYU is well-positioned to be first-in-class, best-in-class and the first-to-market among all investigational sustained release treatments for the two largest retinal disease markets, wet AMD and DME; our belief that DURAVYU is the only TKI in development for DME; our belief that DURAVYU is uniquely positioned to potentially address both VEGF-mediated vascular leakage and IL-6 mediated inflammatory drivers of DME as a sustained delivery therapy; our belief that DURAVYU’s potential real-world application in multiple retinal disease indications and established trial designs position DURAVYU for clinical and commercial success; our expectations regarding the timing of the availability and release of wet AMD and DME clinical data; our financial position and expected cash runway; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; our beliefs regarding potential market opportunity for wet AMD and DME; our ability to continue to scale operations at our commercial manufacturing facility in Northbridge, Massachusetts; our expectations that our manufacturing facility will continue to meet FDA and EMA standards and support commercialization efforts of DURAVYU upon regulatory approval; and our expectations regarding the timing, and clinical and regulatory development, of DURAVYU and our other product candidates; and other statements regarding the Company’s future plans, objectives, strategies and beliefs, as identified by words such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” or other words of similar meaning or the use of future dates.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the Company’s clinical development activities; uncertainties and delays relating to communications with the U.S. Food and Drug Administration and the ability to obtain regulatory approval from FDA for the commercialization of DURAVYU; unanticipated costs and expenses; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the Company’s product candidates; changes in the regulatory environment; disruptions at the FDA; changes in U.S. and international trade policies; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates, including due to unanticipated regulatory compliance issues or warning letters relating to the Company’s manufacturing facilities; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; our ability to enter into a settlement agreement and corporate integrity agreement with the government regarding the DOJ investigation and uncertainties related to the impact such agreements would have on our business, financial condition and results of operations; uncertainties regarding the FDA warning letter pertaining to the Company’s Watertown, MA manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. A more complete discussion of the risks and uncertainties that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this proxy statement are described under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, in our other filings with the Securities and Exchange Commission (SEC) and in our future reports to be filed with the SEC, which are available at www.sec.gov. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2026

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (Annual Meeting) of EyePoint, Inc. (the Company) will be held on June 18, 2026 at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. Instead, you will be able to attend the Annual Meeting by visiting www.meetnow.global/MUTLA4Z, for the following purposes:

1.
To elect eight directors to the Company’s Board of Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified.
2.
To approve Amendment No. 3 to the EyePoint, Inc. 2023 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,900,000 shares.
3.
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement.
4.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

The Company’s Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 and FOR on Proposal Nos. 2, 3 & 4. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Jason D. Herpel, Vice President and Associate General Counsel, at (215) 817-4705 to arrange the inspection.

Stockholders of record at the close of business on April 21, 2026, the record date of the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 18, 2026. Our 2026 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

The accompanying proxy statement includes further details with respect to the proposals to be considered at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Annual Meeting, you should seek advice from your legal counsel, accountant, or other professional adviser prior to voting.

By Order of the Board of Directors

Ron Honig
Chief Legal Officer and Company Secretary

April 27, 2026

Watertown, Massachusetts

In this proxy statement, the words “EyePoint,” “the Company,” “we,” “our,” “ours,” “us”, and similar terms refer to EyePoint, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

The Notice of 2026 Annual Meeting of Stockholders and Proxy Statement and our accompanying Annual Report on Form 10-K are being distributed and made available on or about May 4, 2026.

QUESTIONS AND ANSWERS

ABOUT

THE PROXY MATERIALS AND VOTING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors (Board) has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or email copy of these proxy materials to you, in connection with its solicitation of proxies for use at our 2026 Annual Meeting of Stockholders (Annual Meeting), which will take place on Thursday, June 18, 2026 at 9:00 a.m., Eastern Time, via live webcast on the Internet by visiting www.meetnow.global/MUTLA4Z. We will begin sending the Notice of Internet Availability of Proxy Materials (Notice) on or about May 4, 2026. You received proxy materials because you owned shares of EyePoint common stock at the close of business on April 21, 2026 (Record Date), and that entitles you to vote at the Annual Meeting. These proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) when we solicit your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 18, 2026. Our 2026 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

What is included in the proxy materials?

The proxy materials include:

•
the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
•
our Annual Report on Form 10-K for the year ended December 31, 2025 (Annual Report); and
•
if you requested a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials.

What information is contained in this Proxy Statement and our Annual Report on Form 10-K?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy or voting instructions on the Internet. If you would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the Notice for requesting such materials.

How can I access the proxy materials over the Internet?

The Notice and, if you requested to receive a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•
view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
•
instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	To elect eight members of our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified.

Proposal No. 2:	To approve Amendment No. 3 to the EyePoint, Inc. 2023 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,900,000 shares.

Proposal No. 3:	To approve, on an advisory basis, the compensation paid to our named executive officers, as described in this proxy statement.

Proposal No. 4:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

See the “Proposals” section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:	The election of eight members of our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified.	FOR ALL

Proposal No. 2:	To approve Amendment No. 3 to the EyePoint, Inc. 2023 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,900,000 shares.	FOR

Proposal No. 3:	To approve, on an advisory basis, the compensation paid to our named executive officers, as described in this proxy statement.	FOR

Proposal No. 4:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR

See the “Proposals” section of this Proxy Statement for information on these proposals and our Board’s recommendations.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jay S. Duker, Chief Executive Officer and Ron I. Honig, Chief Legal Officer and Company Secretary, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

There were 83,795,203 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A. (Computershare), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote personally at the Annual Meeting. You will need the control or account number included in the e-mailed Notice, or your proxy card, if you received a paper notice, in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions contained in the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.
•
Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote the shares in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares personally at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares personally at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record personally while participating in the Annual Meeting live via the Internet at www.meetnow.global/MUTLA4Z using your unique control number that was included in the Notice that you received in the mail, or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials.

If your shares are held beneficially in street name, you may still vote them at the Annual Meeting live via the Internet at www.meetnow.global/MUTLA4Z only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting live via the Internet, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting personally.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied these materials.
•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the voting instructions provided to you by your broker, bank, trustee or other nominee, or, if you requested to receive a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•
granting a new proxy bearing a later date by following the instructions provided in the Notice or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials;
•
providing a written notice of revocation to our Company Secretary at 480 Pleasant Street, Suite C400, Watertown, MA 02472, which notice must be received by our Company Secretary before the Annual Meeting; or
•
attending the Annual Meeting live via the Internet and voting personally.

If you hold shares beneficially in street name, you may change your vote by:

•
submitting new voting instructions to your broker, bank, trustee, or other nominee by following the instructions provided in the voting instructions sent to you by your broker, bank, trustee or other nominee; or,
•
if you have obtained a valid legal proxy and control number from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting personally using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote via the Internet personally at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal Nos. 1, 2 & 3 are considered “non-routine” matters, while Proposal No. 4 is considered a “routine” matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1, 2 & 3 and a broker non-vote will occur on these matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting. Because Proposal No. 4 is a “routine” matter, a broker, bank, trustee, or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Annual Meeting?

A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of one-third of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person via virtual communication or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Election of eight directors to the Board. Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes properly cast for election to the Board of Directors at the Annual Meeting is required to elect director nominees, and as such, the eight nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 2: Approve Amendment No. 3 to the EyePoint, Inc. 2023 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,900,000 shares. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 3: Approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 4 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees, and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, and soliciting votes. Our directors, officers, and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers, or employees any additional compensation for these services. We will ask brokers, banks, trustees, and other nominees to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

Why is the Annual Meeting being held virtually?

By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs for both EyePoint and its stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your holder control number.

Can I submit a question for the Meeting?

Stockholders who attend the Annual Meeting by webcast by visiting www.meetnow.global/MUTLA4Z will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints will be answered and posted on the “Investors – Governance Documents” page of our Company’s website at www.eyepoint.bio, as soon as practicable after the Annual Meeting.

What should I do if I need technical support during the Annual Meeting?

The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet connection, allow plenty of time to log in, and confirm they can hear streaming audio prior to the start of the Annual Meeting.

If you experience any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call the toll-free number that will be available on our virtual stockholder login site at www.meetnow.global/MUTLA4Z or assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, and the technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MUTLA4Z. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting at least 15 minutes prior to the start time and to leave ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

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Stockholder of Record: If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

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Beneficial Owner: If you hold your shares through a broker, bank, trustee or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (i.e. the legal proxy you obtained from the broker, bank, trustee or other nominee) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 15, 2026.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare

EyePoint, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Director Nominees

Our Board consists of nine (9) directors. The term of each director expires each year at our Annual Meeting of Stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Nancy Lurker will not stand for re-election at our Annual Meeting but will continue to serve as a director until the expiration of her term at the Annual Meeting. The size of the Board will become eight (8) members as of the Annual Meeting.

The following table sets forth the name, age, director service period and position of each of our current directors and director nominees as of April 21, 2026 other than Ms. Lurker who will not stand for re-election at our Annual Meeting:

Name	Age	Position	Director Since
Göran Ando, M.D.	77	Chair of the Board of Directors	2018
Jay S. Duker, M.D.	67	President, Chief Executive Officer and Director	2016-2020, 2023
John B. Landis, Ph.D.	73	Director	2018
Wendy DiCicco	58	Director	2019
Karen Zaderej	64	Director	2022
Stuart Duty	61	Director	2023
Fred Hassan	80	Director	2024
Reginald J. Sanders, M.D.	67	Director	2025

Set forth below for each director standing for election at the Annual Meeting is a list of Board Committee memberships and a description of his or her business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board:

Göran Ando, M.D.

Chair of the Board and the Governance and Nominating Committee, member of the Compensation Committee and the Science Committee

Dr. Ando has had a distinguished career in the global pharmaceutical industry for more than four decades. He began his career at Pfizer, Inc., where he held several senior clinical positions both in the U.S. and in Europe. Dr. Ando also served as President of the Astra Research Centre. He held various senior appointments at GlaxoSmithKline plc, including Research and Development Director for Glaxo Group Research. Dr. Ando then joined Pharmacia AB in 1995 as Executive Vice President and Deputy Chief Executive Officer to lead Research and Development with additional responsibilities for manufacturing, information technology, business development, and M&A. During his nine-year tenure as Head of Research and Development at Pharmacia/Pharmacia & Upjohn, 17 new drugs were approved by the FDA prior to Pharmacia’s acquisition by Pfizer for $60 billion. Dr. Ando retired in 2018 as Chairman of Novo Nordisk A/S and previously served as the Chief Executive Officer of Cell Tech Group PLC from 2003 to 2005. He currently serves as Chairman of the Board for Nouscom A/G (a private company in Switzerland), Nanexa AB (a public company listed on the Swiss Exchange) and Director of Initiator AB (a public company of Denmark). Previously, he has served as Chairman of the Board for several European-based biopharmaceutical companies, and, until April 2020, he served as a board member of Molecular Partners (a public company listed on the Swiss exchange). He served as a Senior Advisor at EW Healthcare Partners from 2007 to July 2021. From December 2020 to December 2022, Dr. Ando served as a Director of the Board for Selecta Bio (NASDAQ: SELB). Dr. Ando received his Bachelor of Arts degree from Uppsala University in Sweden and Doctor of Medicine degree from Linköping University in Sweden.

We believe Dr. Ando is qualified to serve as Chair of our Board because his strong record of leadership as an executive officer and director in the life sciences industry affords him a deep understanding of the industry and corporate setting in which we operate and allows him to impart his substantial expertise in the fields of manufacturing, information technology, business development and commercialization to the Board and the Company.

Jay S. Duker, M.D

President, Chief Executive Officer and Director

Dr. Duker has been EyePoint’s President, Chief Executive Officer and a Director since July 2023. Prior to these roles, Dr. Duker served as EyePoint's President and Chief Operating Officer and as Chief Strategic Scientific Officer. He was an independent Director on EyePoint’s Board of Directors from 2016-2020 before his re-appointment to the Board of Directors in July 2023.

From 2001 until 2021, Dr. Duker was the Director of the New England Eye Center (NEEC) and Professor and Chair of the Department of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine in Boston, Massachusetts. He has published over 345 journal articles, concentrating on retinal imaging, retinal vascular diseases, and drug delivery to the posterior segment. Dr. Duker remains in clinical practice, seeing patients with medical retinal disorders and intraocular tumors. Dr. Duker is the founder of three successful start-up companies; SurgiSite Boston, the fifth busiest independent ophthalmology-only out-patient surgery center in the United States, the Boston Image Reading Center (BIRC), and Hemera Biosciences, the developer of HMR59, an AAV-based gene therapy for dry age-related macular degeneration that is currently in a phase 2 clinical trial after being acquired by Janssen in 2020. Dr. Duker was on the Board of Sesen Bio and served as its Chair until March 2023. Dr. Duker received an A.B. from Harvard University and an M.D. from the Jefferson Medical College of Thomas Jefferson University.

Dr. Duker has devoted more than 30 years to the field of ophthalmology focused on improving eyesight and preventing blindness, holding roles in clinical research, business, and academic settings. We believe Dr. Duker is qualified to serve on our Board because of his role as President and Chief Executive Officer, as well his prior service on the Board of the Company and other life science companies. Dr. Duker's extensive experience in ophthalmology, both as a renowned practitioner, scholarly leader and successful executive, provides him with valuable expertise to guide our Board.

John B. Landis, Ph.D.

Chair of the Science Committee

Dr. Landis has served as a Director since 2018. Previously, Dr. Landis served as a GMP Consultant to EyePoint, leading the EyePoint GMP process, from December 2023 through June 2024. Dr. Landis served as a director for Bioanalytical Systems, Inc. (NASDAQ: BASI), from 2009 to 2017, serving as the Chairman of its board of directors from 2011 until his departure in 2017. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies, and devices. Prior to that, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry, and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior to that, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance, and quality control. He is a current member of Purdue University’s Drug Discovery Board. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels, and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University.

We believe Dr. Landis is qualified to serve on the Board because his substantial and varied experience working within medical communities ranging from academia to the pharmaceutical industry position him to provide a practical and balanced perspective to the Board. Dr. Landis also brings to the Board executive experience in clinical research and his service on other public company boards affords him a deep understanding of the role of the Board and its oversight of corporate governance and business strategy.

Wendy DiCicco

Chair of the Audit Committee and member of the Compensation Committee and the Governance and Nominating Committee

Ms. DiCicco serves as an independent financial and board advisor to companies in the life sciences industry, often serving in the role of interim Chief Financial Officer. In January 2025, Ms. DiCicco began a financial advisory role on the take-private transaction of bluebird bio (now Genetix Therapeutics), where she was named CFO in June 2025 upon the completion of the transaction. From July 2023 to December 2024, she served as the interim Chief Financial Officer for Akari Therapeutics (NASDAQ: AKTX). From 2019 to March 2022, she served as interim Chief Financial Officer for Renovacor, a preclinical stage biopharmaceutical company (NYSE: RCOR). Previously, she was Chief Operating and Financial Officer of Centinel Spine from 2017 to 2018, a privately-held company. Ms. DiCicco currently serves on the board of directors of Imvax, Inc a privately-held biotechnology company. From February 2022 to March 2023, Ms. DiCicco served on the board of directors of SWK Holdings Corp (NASDAQ:SWKH). She has also previously served on the boards of directors for Sincerus Pharmaceuticals, ExpressCells, II-VI, Inc. (NASDAQ: II-VI), Carmell Therapeutics, Syncardia Systems, and CannaPharma Rx (OTC: CPMD). She previously served as President and Chief Operating Officer of Camber Spine Technologies and has held Chief Financial Officer roles at Nuron Biotech, Quench USA, Globus Medical, and Kensey Nash Corporation. Her career started in public accounting at Deloitte & Touche in 1990. Ms. DiCicco received a B.S. in accounting from Philadelphia College of Textiles and Science and is a licensed CPA. She is also an appointed Board Leadership Fellow and Corporate Governance Fellow of the National Association of Corporate Directors (NACD).

We believe Ms. DiCicco is qualified to serve on our Board because of her highly successful career as a C-suite executive leading financial and operational organizations at numerous global, commercial-stage healthcare companies and her extensive strategic and financial expertise to expand commercial launch efforts.

Karen Zaderej

Chair of the Compensation and Compliance Committees and Member of the Audit Committee

Ms. Zaderej has more than 35 years of biopharmaceutical and medical device experience. She previously served as President, Chief Executive Officer, and most recently, Chair of the Board at Axogen (NASDAQ: AXGN) from 2017 until January 2025. Earlier in her career, she held positions of increasing responsibility at Axogen, including Chief Operating Officer and Vice President of Marketing and Sales. Prior to joining Axogen in 2006, Ms. Zaderej worked for Zaderej Medical Consulting, a consulting firm she founded to assist medical device companies to build and execute successful commercialization plans. Previously, she worked at Ethicon, Inc., a Johnson & Johnson company, where she held senior positions in marketing, business development, research & development, and manufacturing. Ms. Zaderej is a director for Doron Therapeutics, a clinical stage biopharmaceutical company focused in arthritis, a member of the Board of Trustees of the University of Tampa and chair of the board of MedExec Women. Ms. Zaderej previously served on the board of Viveve Medical (previously a public company) from September 2018 to May 2020. She holds an M.B.A. from the Kellogg Graduate School of Business and a B.S. in Chemical Engineering from Purdue University

We believe Ms. Zaderej is qualified to serve on the Board because of her extensive executive leadership experience, extensive experience in commercial development and her extensive experience at other life sciences companies.

Stuart Duty

Member of the Audit Committee and Compensation Committee

Stuart Duty is an experienced financial executive with over 30 years of experience in finance and investment banking. Mr. Duty has served as a director at Achieve Life Sciences, Inc. (NASDAQ: ACHV) since March 2023, a director at Milestone Pharmaceuticals, Inc. (NASDAQ: MIST) since July of 2024 and a director at Foghorn Therapeutics, Inc. (NASDAQ: FHTX) since May 2025. Previously, Mr. Duty was a Senior Managing Director of Guggenheim Securities, LLC, a global investment and advisory financial services firm, from June 2012 to March 2023. He also served as Managing Director, Co-Head, Healthcare Investment Banking at Piper Jaffray Companies, a global investment firm, from 2007 to 2012, as the Chief Operating Officer of Oracle Partners, L.P., a private healthcare focused investment fund, from 2002 to 2007, as Managing Director, Co-Head, Healthcare Investment Banking at Piper Jaffray, Inc., an global investment bank, from 1992 to 2002, as Managing Director, Healthcare Investment Banking at Montgomery Securities, an investment bank, from 1993 to 1999 and as the Director of Business Development at Curative Technologies, Inc., a biotherapeutics company, from 1992 to 1993. Mr. Duty holds a B.A. in Biochemistry from Occidental College and an M.B.A from Harvard Business School.

We believe Mr. Duty is qualified to serve on the Board because of his extensive finance and investment banking experience, having guided numerous biotechnology and specialty pharmaceuticals companies through transactions and capital raise stages of growth.

Fred Hassan

Member of the Governance and Nominating Committee and Compliance Committee

Mr. Hassan joined Warburg Pincus LLC, a global private equity institution, in 2010 and currently serves as Director. Previously, Mr. Hassan served as Chairman and Chief Executive Officer of Schering-Plough from 2003 to 2009. Before assuming these roles, from 2001 to 2003, Mr. Hassan was Chairman and Chief Executive Officer of Pharmacia Corporation, a company formed as a result of the merger of Monsanto Company and Pharmacia & Upjohn, Inc. He joined Pharmacia & Upjohn, Inc. as Chief Executive Officer in 1997. Mr. Hassan previously held leadership positions with Wyeth serving as Executive Vice President and was a member of the board from 1995 to 1997. Earlier in his career, he spent a significant tenure with Sandoz Pharmaceuticals (now Novartis) and headed the company’s U.S. pharmaceuticals business.

Mr. Hassan has served as a director of Precigen Inc. (NASDAQ: PGEN) since June 2016, a director of BridgeBio Pharma Inc. (NASDAQ: BBIO) since August 2021, and a director of Cocrystal (NASDAQ: COCP) since July 2023. Mr. Hassan previously served as a director of Prometheus Biosciences Inc. from May 2021 to June 2023, a director of Amgen, Inc. (NASDAQ: AMGN) from July 2015 to May 2021, and as a director of Time Warner Inc. from October 2009 to June 2018. In the course of his career, he has held numerous directorships, including those at Avon Products, Inc. from 1999 to 2013, Bausch & Lomb from 2010 until its acquisition by Valeant Pharmaceuticals International, Inc. in 2013, and Valeant Pharmaceuticals International, Inc. from 2013 to 2014. Mr. Hassan has chaired notable pharmaceutical industry organizations including The Pharmaceutical Research and Manufacturers of America (PhRMA) and The International Federation of Pharmaceutical Manufacturers Associations (IFPMA). He received a B.S. degree in chemical engineering from the Imperial College of Science and Technology at the University of London and an M.B.A. from Harvard Business School.

We believe Mr. Hassan is qualified to serve on the Board because of his extensive leadership and Board experience, having guided numerous life science companies as CEO, Chairman and Director.

Reginald J. Sanders, M.D.

Member of the Science Committee and Compliance Committee

Dr. Sanders is the most recent president of the American Society of Retina Specialists (ASRS) and current board member of Prism Vision Group (PVG). Dr. Sanders is a physician within the Retina Group of Washington (RGW), a division of PVG. Dr. Sanders served many years as president and managing partner of RGW and was a main force in RGW becoming the largest practice of retinal specialists in the United States. Dr. Sanders is recognized as being one of the leaders in business development in the retinal space and was instrumental in developing the Business of Retina meeting for the ASRS.

Upon finishing his retinal training, Dr. Sanders joined Retina Group of Washington, based in Washington, D.C., where he has since remained. He is board certified by the American Board of Ophthalmology and is licensed throughout the metropolitan region of D.C. He is affiliated with Georgetown University Hospital, Washington Hospital Center, Children’s Hospital, and Howard University School of Medicine, with clinical professorships at both Georgetown University and Howard University medical schools. Dr. Sanders has served as Chief of the Retina Service at Georgetown University/Washington Hospital Center since 2001.

Dr. Sanders graduated with honors from the University of Virginia and went on to receive his medical degree from Yale University. Following an internship at Yale-New Haven Hospital, Dr. Sanders completed his residency in Ophthalmology at the world-renowned Wills Eye Hospital in Philadelphia, where he was chosen as Co-Chief Resident. He then completed a fellowship in vitreo-retinal diseases and surgery at the Massachusetts Eye and Ear Infirmary/Harvard Medical School.

Dr. Sanders has also fashioned a career in education and research with RGW, developing a national reputation. He is well published, having more than 50 scientific papers, articles and presentations to his credit, and has lectured nationally and abroad. He has served as an investigator/sub-investigator in numerous studies of new retinal treatments. Dr. Sanders has also filled leadership roles for—and is still active in—many local and national professional societies and organizations. In addition, he has been consistently recognized for his clinical skills, as shown by a number of professional honors, including being a charter inductee of the Retina Hall of Fame.

We believe Dr Sanders is qualified to serve on the Board because of his world-class experience as one of the foremost clinicians in the retinal space, in the world.

Executive Officers

Each of our executive officers holds office until the first meeting of our Board following the next annual meeting of stockholders and until such officer’s respective successor is chosen and qualified, unless a shorter period shall have been specified by the terms of such officer’s election or appointment. The following table sets forth information about our executive officers as of April 21, 2026:

Name	Age	Position
Jay Duker, M.D.	67	President, Chief Executive Officer and Director
George Elston	61	Executive Vice President and Chief Financial Officer
Ramiro Ribeiro, M.D.	43	Chief Medical Officer

Jay Duker, M.D.

Please refer to the section entitled “Directors and Executive Officers – Directors and Director Nominees” above for Mr. Duker’s biographical information.

George Elston

Mr. Elston has served as our Executive Vice President and Chief Financial Officer since October 2023. From November 2019 to October 2023, Mr. Elston served as Chief Financial Officer. Mr. Elston brings more than 25 years of diverse financial and senior leadership experience in the biopharmaceutical sector with both global publicly-traded and privately-held organizations. Mr. Elston most recently served as Chief Financial Officer and Head of Corporate Development at Enzyvant Therapeutics from December 2018 to September 2019 where he helped build the pre-commercial rare disease firm leading to its recent 2019 acquisition. Before that, he was President and Chief Executive Officer at 2X Oncology, Inc. from May 2017 to October 2018, where he advanced the company from a spin-out into a multiprogram, clinical-stage organization. He was also SVP and CFO of Juniper Pharmaceuticals, Inc. from October 2014 to December 2016 and prior to that, held senior executive roles at KBI Biopharma, Inc., Optherion, Inc., Elusys Therapeutics, Inc. and CR Bard. Mr. Elston began his career in public accounting at Price Waterhouse (now PricewaterhouseCoopers

LLP). He earned his B.B.A. in accounting from Pace University and is a Certified Public Accountant. He currently serves as a Trustee and Audit Committee Chairman of the DWS – DBX ETF Trust.

Ramiro Ribeiro, M.D., PhD

Dr. Ribeiro has served as our Chief Medical Officer since March 2024, and was previously Vice President and Head of Clinical Development at Apellis Pharmaceuticals Inc. (NASDAQ: APLS) from 2018 to March 2024. In his previous role, Dr. Ribeiro was responsible for building the pipeline strategy for Apellis’s ophthalmology franchise. He successfully led the cross-functional development team responsible for the global Phase 3 clinical program in Geographic Atrophy (GA) from protocol development through New Drug Application (NDA) submission and the U.S. FDA approval of SYFOVRE. Prior to joining Apellis in 2018, Dr. Ribeiro was the Senior Medical Director and Head of Digital Health at Acucela Inc., where he was responsible for multiple programs in retina. Previously, he held leadership roles at Ophthotech (Iveric Bio), Alcon (NYSE: ALC), Replenish, Inc., and 1Co Inc. Earlier, Dr. Ribeiro was a practicing retinal specialist. He holds a M.D. from Pontifical Catholic University and a Ph.D. in Stem Cell Therapy for Retinal Degenerative Diseases from the Federal University of São Paulo. He was also a research fellow at University of Southern California.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Arrangements between Officers, Directors and Director Nominees

Dr. Ando was initially appointed to the Board as the designee of EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P. pursuant to the terms of a securities purchase agreement between us and the investors. The investors no longer have board nomination rights pursuant to such agreement.

Other than as disclosed above, there is no arrangement or understanding between any of our executive officers, directors or director nominees and any other person, pursuant to which such person was selected to serve as an executive officer or director, as applicable.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

In accordance with the NASDAQ rules, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that they have no material relationship with us that would interfere with the exercise of independent judgment. The Board monitors the status of the independence of our directors through the work of the Governance and Nominating Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

The Board has unanimously determined that Dr. Ando, Ms. DiCicco, Ms. Zaderej, Mr. Duty, Mr. Hassan and Dr. Sanders are independent under applicable standards of the SEC and Nasdaq. Dr. Duker does not qualify as independent due to the fact that Dr. Duker serves as President and Chief Executive Officer of the Company. Ms. Lurker does not qualify as independent due to the fact that she was employed by the Company during the past three years, with her employment ending in July 2024. Ms. Lurker is not standing for re-election. Dr. Landis does not qualify as independent due to the fact that he received compensation in excess of $120,000 during a period of twelve consecutive months within the past three years while serving as a consultant to Company, with such consulting services ending during the second quarter of 2024.

Each of the Audit Committee, Compensation Committee, Governance and Nominating Committee and Compliance Committee is comprised entirely of independent directors. Other than Dr. Landis and Ms. Lurker, the Science Committee is also comprised of independent directors. Ms. Lurker is not standing for re-election at the Annual Meeting.

Board Leadership Structure, Processes, and Role in Risk Oversight

Board Leadership Structure

The Board has chosen to separate the roles of Board Chair and Chief Executive Officer and believes that such a separation of roles is in our best interests and the best interests of our stockholders. Dr. Ando's extensive experience in the life sciences industry in both senior management and board of director positions coupled with his perspective as an independent director provide effective leadership for our Board and support for our executive team.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to the Company. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to us. The Board administers its risk oversight role directly and through its committee structure. The Board reviews strategic and financial risks and exposures associated with our long-term strategy, development, and commercialization of products and product candidates and other matters that may present material risk to our operations, strategy, and prospects. The Audit Committee reviews risks associated with financial and accounting matters, including financial reporting, accounting, disclosure and internal control over financial reporting, as well as overall risk assessment and management, including risks associated with information technology (cybersecurity) to the extent such risks relate to financial reporting and controls. The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements, as well as risks and overall approach related to human capital matters. The Governance and Nominating Committee manages risks associated with corporate governance, as well as Board composition and procedures. The Science Committee supports the Board’s oversight of risks related to our research and development (R&D) organization. The Compliance Committee assists the Board with oversight of the Company's healthcare compliance program by overseeing, evaluating and monitoring the Company’s compliance polices, standards, procedures, systems and initiatives as well as the Company’s information technology systems dedicated to quality, regulatory and commercial compliance.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times they deem necessary. Our Board’s policy is to hold executive sessions both with and without the presence of management. Our Board committees also generally meet in executive session at the end of each committee meeting.

Executive and Director Compensation Processes

The agenda for each meeting of the Compensation Committee is usually developed by the Chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration Dr. Duker’s input in granting annual bonuses or equity awards and setting compensation levels.

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities, and personnel, as well as the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In addition, the Compensation Committee reviews the charter annually and updates it as necessary in light of changing circumstance.

During 2025, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), as its independent consultant to assist in evaluating our executive compensation programs and practices and to make recommendations regarding compensation for the year ended December 31, 2025. During this process, Aon:

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prepared competitive market data for the compensation of our executive management team;
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evaluated the continued appropriateness of and made recommendations regarding our peer group;
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analyzed our short-term and long-term incentive plan designs and made recommendations in connection therewith;
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reviewed equity retention and our equity burn rate and dilution levels relative to the market;
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assessed our compensation practices and levels against those of our peer group companies and the broader marketplace;
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made recommendations regarding base salary, target bonus percentage and long-term incentive compensation for each Named Executive Officer;
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evaluated Board of Directors’ compensation and made recommendations as to appropriate market-based changes; and
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updated the Compensation Committee on compensation trends and regulatory developments.

The aggregate fees we paid to Aon for its service as our independent executive officer and board of director compensation consultant was approximately $235,000. Aon’s affiliates provided commercial risk services to the Company which were unrelated to the executive officer and director compensation consultancy services. The fees for commercial risk services were approximately

$186,000. Although the Committee was aware of the nature of the services performed by Aon affiliates, the Committee did not review and approve such services and insurance premiums and policies, as those were reviewed and approved by management in the ordinary course of business. The Compensation Committee assessed the independence of Aon pursuant to SEC rules and concluded that no conflict of interest existed that would prevent Aon from independently representing the Compensation Committee. The Compensation Committee has sole responsibility for the selection, engagement, removal and compensation of its compensation consultant.

The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, bylaws and applicable laws and rules of markets in which our securities then trade.

Board Committees

The Board has five standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, the Science Committee and the Compliance Committee. Each standing committee has a written charter. Each of the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Compliance Committee is comprised entirely of independent directors. The Science Committee is currently comprised of independent directors and Dr. John Landis and Ms. Lurker; however, it may also in the future include members of our R&D organization and other members of executive management in accordance with its charter. While each committee has designated responsibilities, the committees act on behalf of the entire Board and regularly report on their activities to the entire Board. Details concerning the role and structure of the Board and each Board committee are contained in the Corporate Governance Guidelines and the committee charters, available on the “Investor” section of our website at www.eyepoint.bio under “Corporate Governance.”

Audit Committee

The Audit Committee is responsible for assisting the Board with oversight of our accounting and financial reporting processes, including but not limited to (a) our audit program; (b) the integrity of our financial statements; (c) the review and assessment of the qualifications and independence of our independent registered public accounting firm; and (d) the preparation of reports required of the Audit Committee under the rules of the SEC. The Audit Committee is also responsible for (i) overseeing the establishment of effective internal controls and procedures intended to ensure the Company’s compliance with relevant accounting standards, financial reporting procedures and applicable financial and accounting-related laws and regulations, (ii) overseeing the Company’s risk assessment and risk management policies and programs, to the extent such risks relate to financial reporting, internal controls over financial reporting, and financial statement risks.

More specifically, the Audit Committee’s responsibilities include:

•
appointing, overseeing and, if necessary, replacing the independent registered public accounting firm, including evaluating the effectiveness and independence of the firm at least annually, reviewing and evaluating the lead partner of the firm and ensuring the lead partner is rotated at least every five years, approving or pre-approving all audit and non-audit services provided by the firm and establishing hiring policies for employees or former employees of the firm, and also including resolving any disagreements between management and the firm regarding financial reporting;
•
reviewing with the independent registered public accounting firm the scope of, plans for and any difficulties with audits and the adequacy of staffing and compensation;
•
reviewing with the independent registered public accounting firm matters required to be communicated to audit committees in accordance with Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees;
•
reviewing with management and the independent registered public accounting firm our internal controls, financial and critical accounting policies (including effects of alternate United States generally accepted accounting principles (GAAP) methods and off-balance sheet structures, if any) and significant judgments;
•
reviewing with management and the independent registered public accounting firm our annual and quarterly financial statements and financial disclosure, and preparing the Audit Committee report for inclusion in our annual proxy statement;
•
reviewing, or establishing standards for, the substance and presentation of information included in earnings press releases and other earnings guidance;
•
reviewing material pending legal proceedings and other contingent liabilities;
•
implementing appropriate control processes for accounting, disclosures and reporting, review and approval of intracompany, related party, and significant unusual transactions;

•
establishing procedures for receipt, retention and treatment of complaints, including the confidential and anonymous submission of concerns by employees regarding accounting, internal accounting controls or auditing matters;
•
reviewing with management and the independent registered public accounting firm any identified significant deficiencies and material weaknesses in the design or operation of our internal controls, and any allegation of fraud involving management or other employees who have a significant role in our internal controls;
•
overseeing our policies with respect to risk assessment and risk management and disclosures with regard to cybersecurity;
•
overseeing and monitoring our compliance programs, including the design and implementation of appropriate compliance programs, policies and procedures, and the management of matters involving significant legal or regulatory compliance exposure or material reports or inquiries from government or regulatory agencies;
•
preparing a report for inclusion in our annual proxy statement as required by the SEC;
•
presenting to the Board annually an evaluation of the Audit Committee’s performance and charter; and
•
performing such other activities as the Board or the Audit Committee deem appropriate.

The current members of the Audit Committee are Ms. DiCicco (Chair), Ms. Zaderej and Mr. Duty, all of whom served on the Audit Committee during the fiscal year ended December 31, 2025.

The Board has determined that all members of the Audit Committee are independent for purposes of service on the Audit Committee as provided in SEC and Nasdaq rules, as applicable. The Board also has determined that Ms. DiCicco, Ms. Zaderej, and Mr. Duty are "audit committee financial experts" as defined under SEC rules.

The Audit Committee met four times during the year ended December 31, 2025.

Compensation Committee

The Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to executive compensation, (ii) overseeing our compensation and employee benefits plans and practices, including incentive, equity-based and other compensatory plans in which executive officers and key employees participate, (iii) producing a report on executive compensation as required by the SEC, and (iv) overseeing our approach and management of risks related to human capital. More specifically, the Compensation Committee’s responsibilities include, but are not limited to:

•
developing and periodically reviewing compensation policies and practices applicable to executive officers;
•
determining and approving the compensation of the Chief Executive Officer (CEO) and other executive officers;
•
supervising, administering, and evaluating incentive, equity-based, and other compensatory plans of our company in which executive officers and key employees participate, including approving guidelines and size of grants and awards, making grants and awards, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating employees eligible to participate, and imposing limitations and conditions on grants or awards;
•
overseeing our policies on structuring compensation programs to preserve tax deductibility, and, when required, establish performance goals and certify that performance goals have been attained;
•
reviewing and making recommendations to the Board regarding any executive and equity compensation plans and such other compensation and benefit plans that are subject to Board approval and, where appropriate or required, to stockholder approval;
•
approving any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by our officers, directors, employees or consultants;
•
reviewing and approving any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers;
•
making individual determinations and granting any shares, stock options, or other equity-based awards under all equity-based compensation plans that are outside approved guidelines for such grants, and exercising such power and authority as may be required or permitted under such plans;
•
determining stock ownership guidelines, if any for the CEO and other executive officers and non-employee directors and monitor compliance;

•
reporting to the Board on any significant matters arising from the Committee’s work;
•
annually evaluating the performance of the Compensation Committee and presenting results to the Board;
•
annually reviewing and reassessing the charter of the Compensation Committee and, if appropriate, recommending changes to the Board;
•
annually evaluating the adequacy of directors’ compensation and the composition of such compensation and making recommendations to the Board;
•
if applicable, reviewing the Compensation Discussion & Analysis section to be included in our annual proxy statement or Annual Report on Form 10-K and issuing a Compensation Committee report thereon as required by the SEC to be included in our annual proxy statement or Annual Report on Form 10-K filed with the SEC;
•
reviewing risks that we may face as a result of our compensation policies and practices and assess whether such policies and practices are reasonably likely to have a material adverse effect and implement appropriate means to mitigate these risks;
•
periodically review and revise a peer group of companies against which to assess our compensation programs and practices to ensure they are competitive and supportive of our strategy and objectives;
•
approving and overseeing the application of our policy for clawback, or recoupment, of incentive compensation;
•
overseeing engagement with stockholders and proxy advisory firms on executive compensation matters;
•
overseeing the Company’s management of risks and overall approach related to human capital matters;
•
annually or as recommended through the advisory vote of stockholders, or during a time frame required by law or the Company's bylaws reviewing and recommending to the Board for approval of, (i) the frequency with which we conduct stockholder advisory votes on executive compensation (a Say on Pay Vote) and (ii) any proposals related to the Say on Pay Vote to be included in our annual proxy statement, in each case as applicable;
•
performing such other duties and responsibilities as may be assigned to the Compensation Committee by the Board or as designated in plan documents;
•
periodically review and make recommendations to the Board relating to senior executive succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO or other executive officer; and,
•
forming and delegating authority to subcommittees, comprised of one or more members of the Compensation Committee, when the Compensation Committee deems appropriate.

The members of the Compensation Committee are Ms. Zaderej (Chair), Dr. Ando, Ms. DiCicco & Mr. Duty, all of whom served on the Compensation Committee during the fiscal year ended December 31, 2025.

The Board has determined that all members of the Compensation Committee are independent for purposes of service on the Compensation Committee as provided in SEC and Nasdaq rules, as applicable.

The Compensation Committee met five times during the year ended December 31, 2025.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described above under “Corporate Governance and Board Matters—Board Leadership Structure, Processes, and Role in Risk Oversight—Executive and Director Compensation Processes.”

Compensation Risk Assessment

Throughout 2025, the Compensation Committee performed a compensation risk assessment covering all of the Company’s compensation plans, designs and processes, including the plans in which our executive officers participate. The purpose of this risk assessment was to evaluate whether any of the 2025 plans, plan design or processes of determining compensation of the executive officers and other employees encourage unnecessary or excessive risk taking. The Compensation Committee determined that the Company’s 2025 executive compensation program does not promote excessive risk-taking behavior by executive officers of the Company or increase risk to the Company. Thus, the Compensation Committee concluded that the 2025 compensation program is not reasonably likely to have a material adverse effect on the Company.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for (i) identifying and recommending to the Board individuals qualified to serve as directors and advising the Board with respect to Board composition and procedures, (ii) overseeing the evaluation of the Board and the committees, (iii) developing and maintaining our corporate governance policies, and (iv) overseeing our activities relating to corporate social responsibility and environmental and sustainability matters. More specifically, the Governance and Nominating Committee’s responsibilities include:

•
identifying, recruiting and interviewing candidates for Board membership;
•
reviewing the background and qualifications of individuals being considered as director candidates;
•
developing and recommending to the Board guidelines and criteria to determine the qualifications, qualities, skills, and other expertise of directors, which reflect the Board’s commitment to actively develop a diverse pool of individuals from which director nominees may be selected;
•
recommending to the Board the director nominees for election by the stockholders or appointment by the Board to fill any vacancies pursuant to our bylaws;
•
reviewing and considering candidates for election submitted by stockholders;
•
reviewing the suitability for continued service as a director of each Board member when his or her term expires, and recommending whether or not the director should be re-nominated;
•
monitoring the independence (within the meaning of the Nasdaq listing requirements) of Board members and the overall Board composition;
•
reviewing periodically the size of the Board and to recommend to the Board any appropriate changes;
•
making recommendations on the frequency and structure of Board meetings and on the practices of the Board;
•
making recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted;
•
recommending to the Board the directors to be appointed to each committee of the Board, including the Governance and Nominating Committee;
•
recommending to the Board the director to serve as Chair of the Board and the directors to serve as Chair of each committee of the Board, including the Governance and Nominating Committee;
•
overseeing an orientation program for new Board members and continuing education for all Board members;
•
reviewing our corporate governance practices, including identifying best practices, reviewing information regarding the operations of the committees of the Board, director independence, the director nominations process and the documents, policies and procedures in our corporate governance framework on a periodic basis but at least annually, and discussing the results with management, making recommendations relative to the nature of the corporate governance disclosure that should be included in our proxy statement or annual report on Form 10-K, as applicable;
•
overseeing an annual self-evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively;
•
annually evaluating the Committee’s performance;
•
annually reviewing and assessing the adequacy of the Governance and Nominating Committee Charter and recommending any proposed changes to the Board for approval;
•
developing and recommending to the Board a set of corporate governance guidelines applicable to us;
•
overseeing, reviewing and discussing with management and the Board, and making recommendation to the Board regarding our policies, goals and initiatives relating to corporate social responsibility and environmental and sustainability matters, and the external reporting thereof;
•
performing such other duties and responsibilities as may be assigned to the Governance and Nominating Committee by the Board or as designated in plan documents; and
•
forming and delegating authority to subcommittees, comprised of one or more members of the Governance and Nominating Committee, when the Governance and Nominating Committee deems appropriate.

The members of the Governance and Nominating Committee are Dr. Ando (Chair), Ms. DiCicco, and Mr. Hassan, all of whom served as a member of the Governance and Nominating Committee during the year ended December 31, 2025.

The Board has determined that all members of the Governance and Nominating Committee are independent for purposes of service on the Governance and Nominating Committee as provided in SEC and Nasdaq rules, as applicable.

The Governance and Nominating Committee met four times during the year ended December 31, 2025.

Board Refreshment

The Governance and Nominating Committee periodically reviews the changing business and macroeconomic environment that the Company operates in, as well as the risks presented by changing business conditions, in order to align the membership of the Board with the Company's strategic plan, growth opportunities and challenges. The Governance and Nominating Committee evaluates the current Board skills, experience, expertise, and other attributes when making decisions regarding the nomination of new and incumbent directors. The decision regarding the re-nomination of an incumbent director is determined based on the evaluation of contributions to the work of the Board and relevant committees, meeting attendance, skill set and overall contributions to the Company. When the Governance and Nominating Committee determines to add a new director, consideration is given to the skills, qualifications, and personal qualities outlined above. In addition, given the time commitment required for effective board service, the Governance and Nominating Committee also considers the professional obligations and other commitments of board candidates, as well as service on other boards, in order to ensure that a director has sufficient time to devote to the duties and responsibilities of service on the Board.

The Governance and Nominating Committee believes that it is critical to maintain an appropriate balance of tenure on the Board to enable the Company, its employees and stockholders to benefit from the business, industry and other experiences of longer serving directors, as well as the fresh perspectives that new directors add, while acknowledging the value of continuity as Board composition evolves. As a result of this philosophy, the Governance and Nominating Committee strives to attain a measured rate of refreshment and new additions to the Board.

The Governance and Nominating Committee has periodically engaged third parties to identify and evaluate candidates qualified to serve as our directors and may continue to do so in the future.

Science Committee

The Science Committee is responsible for assisting the Board in ensuring that our research and development organization is optimized to support the strategic goals and making recommendations to the Board on key strategic and tactical issues relating to our research and development activities. To accomplish this purpose, the Committee reviews and monitors the science, processes, procedures, and infrastructure underlying the Company’s major discovery and development programs. More specifically, the Science Committee’s responsibilities include:

•
reviewing the science and clinical and regulatory strategy underlying the major research and development programs, including publication strategies;
•
reviewing our significant medical affairs strategies and initiatives;
•
reviewing the annual research and development budget and allocation of resources to discovery and development programs;
•
reviewing the capacity and skill set of the research and development organization;
•
reviewing the implications for the research and development organization of significant business development transactions, including mergers, acquisitions, licensing, and collaborative agreements;
•
reviewing the progress toward achievement of key research and development milestones;
•
reviewing the interactions of the research and development organization with health care providers and regulatory bodies, especially with regard to the reporting of adverse events and/or unexpected negative data observed in the preclinical and clinical studies conducted by us;
•
retaining, as necessary, the services of one or more advisors, consultants, or attorneys, which may be our in-house or outside counsel, to assist the Science Committee in discharging its responsibilities under the Science Committee Charter; and
•
forming and delegating authority to subcommittees, comprised of one or more members of the Science Committee, when the Science Committee deems appropriate.

The current members of the Science Committee are Dr. Landis (Chair), Dr. Ando, Ms. Lurker & Dr. Sanders, all of whom served on the Science Committee during the year ended December 31, 2025. Nancy Lurker will not stand for re-election at our Annual Meeting but will continue to serve on the Science Committee until the expiration of her term at the Annual Meeting. The size of the Science Committee will become three (3) members as of the Annual Meeting.

The Science Committee met four times during the year ended December 31, 2025.

Compliance Committee

The purpose of the Compliance Committee of the Board of Directors is to assist the Board with oversight of the Company's healthcare compliance program as well as information technology systems dedicated to quality, regulatory, privacy and commercial compliance by overseeing, evaluating and monitoring the Company’s compliance policies, standards, procedures, systems and initiatives.

More specifically, the Compliance Committee responsibilities include:

•
review of the implementation of the Compliance Program, including policies, standards, procedures, systems and initiatives, and key Company policies such as the Code of Conduct;
•
evaluating, monitoring and discussing with senior management the adequacy and effectiveness of the Company's Compliance Program and compliance assurance systems and initiatives, consideration of recommendations for improvement thereof and provide an annual evaluation to the Board and the Audit Committee;
•
assisting senior management, the Audit Committee and the Board in assessing financial risk arising from healthcare compliance matters, including risks related to clinical trial conduct, regulatory submissions, pricing and reimbursement strategies, and government enforcement actions;
•
overseeing investigations of any executive officer or senior management personnel with respect to matters covered by the Compliance Program, the conduct of which may be delegated to outside legal counsel, the Chief Legal Officer, the Company's Legal or Compliance personnel or other advisors, as appropriate based on the particular facts and circumstances.
•
review and monitor compliance-related aspects of significant third-party relationships, including contract research organizations (CROs), contract manufacturing organizations (CMOs), clinical investigators, key opinion leaders, patient advocacy groups, and vendors involved in pre-commercial activities;
•
performing any other duties as may be delegated from time to time by the Board and perform any other activities consistent with this Charter as the Compliance Committee may deem necessary and appropriate for the fulfillment of its responsibilities under this Charter or as required by applicable law or regulation.

The current members of the Compliance Committee are Ms. Zaderej (Chair), Mr. Hassan & Dr. Sanders.

The Compliance Committee commenced meetings in 2026.

Attendance at Board and Committee Meetings

The Board met four times during the year ended December 31, 2025. Each of the directors who served the full year attended at least 75% of the aggregate of the total number of meetings of the Board and of the committees on which he or she served (during the period that each such director served). Our corporate governance guidelines encourage, but do not require our directors to attend annual meetings of stockholders. All but two of the directors who was serving as a director as of the 2025 Annual Meeting attended the 2025 Annual Meeting, either in person or by telephone.

Stockholder Nominations for Director

The Governance and Nominating Committee will consider written stockholder recommendations for candidates for the Board, which recommendations should be delivered or mailed, postage prepaid, to:

Company Secretary

EyePoint, Inc.

480 Pleasant Street, Suite C400

Watertown, MA 02472

United States

Stockholder recommendations must include certain relevant information concerning the candidate, the stockholder making the recommendation and any beneficial owner on whose behalf the recommendation is made. The required information is set forth in our Stockholder Nomination Policy, available on the “Investor” section of our website at www.eyepoint.bio under “Corporate Governance – Governance Overview.”

The Governance and Nominating Committee will evaluate candidates for director who are recommended by stockholders on the same basis as candidates recommended by other sources. Considerations include the Governance and Nominating Committee’s discretionary assessment of the skills represented and required on the Board, and an evaluation of candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and criteria approved by the Board from time to time. We do not have a formal policy with respect to diversity, although we seek to have a Board that reflects a range of talents, ages, skills, viewpoints, professional experience, educational backgrounds, expertise, genders, and ethnicities. The Governance and Nominating Committee will determine whether to interview any candidate in its sole discretion.

Stockholder Communications with Directors

Stockholders and other interested parties may communicate directly with the Board, the independent directors, the Chair of the Board, any other group of directors or any individual director. The required information is set forth in our Policy Regarding Stockholder Communications With Directors, available on the “Investor” section of our website at www.eyepoint.bio under “Corporate Governance – Governance Overview.” Any such written communications should be addressed to the relevant group or individual and sent to the following address:

Name(s) of Director(s), Group of Directors or Board of Directors

c/o Company Secretary

EyePoint, Inc.

480 Pleasant Street, Suite C400

Watertown, MA 02472

United States

Our Company Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board. The communication shall prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Corporate Secretary that it is a communication subject to this policy. The Secretary shall not be required to forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable, such as spam, junk mail, mass mailings, resumes, other forms of job inquiries, surveys, business solicitations or advertisements.

Code of Business Conduct

We have adopted a Code of Business Conduct applicable to each of our officers, directors and employees, including our principal executive officer and principal financial officer. The Code of Business Conduct is a set of policies on key integrity issues that requires our representatives to act ethically and legally. It includes policies with respect to conflicts of interest, corporate & social responsibility, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of assets, payments to government personnel, and reports to and communications with the SEC and the public.

We review the Code of Conduct annually and update it as appropriate. We intend to disclose any future amendments to, or waivers from, the Code of Business Conduct that affect our directors or senior financial and executive officers within four business days of the amendment or waiver by posting such information on the “Investor” section of our website at www.eyepoint.bio under “Corporate Governance—Governance Overview.”

Insider Trading, Hedging and Pledging Prohibition

We have adopted an insider trading policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Under our Insider Trading Policy, our directors, officers, employees and consultants (and each such individual’s family members who reside with them, anyone else who lives in their household and any family members who do not live in their household but whose transactions in our securities are directed by the insider or are subject to the insider’s influence or control) are prohibited from engaging the following transactions at any time: (i) any transactions in our securities prohibited by the insider trading laws while in possession of material non-public information, (ii) engaging in short sales of our securities; (iii) trading in put options, call options or other derivative securities on an exchange or in any other organized market; (iv) engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (v) holding our securities in a margin account or otherwise pledging our securities as collateral for loan. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. Our full insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Audit Committee Report

As more fully described in its charter, the Audit Committee oversees our financial reporting process on behalf of the Board. Our management is responsible for our financial reporting process, including assuring that we develop and maintain adequate financial controls and procedures, and assess compliance therewith. Our independent registered public accounting firm, Deloitte & Touche LLP (Deloitte) is responsible for performing an audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and issuing its opinion on the financial statements.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2025 with our management and Deloitte. The Audit Committee also reviewed and discussed with Deloitte our audited consolidated financial statements and the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee met with Deloitte, with and without management present, to discuss the results of their examinations, other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate, their evaluation of our internal controls, and the overall quality of our financial reporting.

The Audit Committee discussed with Deloitte the firm’s independence and received from Deloitte and reviewed the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee considered whether Deloitte’s provision of non-audit services to us is compatible with Deloitte’s independence and concluded that Deloitte is independent from our company and our management.

Based on the above-referenced reviews and discussions with our management and Deloitte, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Submitted by the members of the
Audit Committee
Wendy DiCicco (Chair) Karen Zaderej Stuart Duty

RELATED PARTY TRANSACTIONS

Policy Regarding Transactions with Related Persons

We maintain a written "Related Party Transaction Policy.” Under this policy, the Audit Committee or, in time sensitive instances, the Chair of the Audit Committee, has responsibility for reviewing and approving or ratifying any transaction in which we and any of our directors, director nominees, executive officers or 5% stockholders and their immediate family members are participants, or in which such persons have a direct or indirect material interest, as provided under SEC rules. In reviewing transactions, the committee or the Chair considers all of the relevant facts and circumstances, and approves only those transactions that the committee or the Chair in good faith determines to be in, or not inconsistent with, the best interests of us and our stockholders. Except as otherwise disclosed below, there were no such related-person transactions since January 1, 2024.

Transactions with Related Persons

Calvert Laboratories Transactions

Nancy S. Lurker, the former Chief Executive Officer and Executive Vice Chair of the Company and current Vice Chair of the Board is a member of the board of directors of Altasciences, the parent company of Calvert Laboratories, Inc. (Calvert Labs), an entity with which the Company conducts business. The Company recorded $0.9 million and $1.5 million of research and development expense in the accompanying consolidated statements of comprehensive loss related to preclinical and analytical services provided by Altasciences for the years ended December 31, 2025 and 2024, respectively. Additionally, the Company recorded accounts payable of $0 and $0.4 million, and prepaid expenses of $0.3 million and $0.2 million in the accompanying consolidated balance sheets related to services provided by Altasciences, as of December 31, 2025 and 2024, respectively. Ms. Lurker will not be standing for re-election to the Board.

Ocumension Transactions

The Company entered into an Exclusive License Agreement on November 2, 2018, as amended by a Memorandum of Understanding dated March 1, 2019, a Memorandum of Understanding dated August 18, 2020, a Supply and Quality Agreement on February 19, 2019 and a Memorandum of Understanding on August 26, 2024. Our former director, Ye Liu, was executive director and Chief Executive Officer of Ocumension Therapeutics.

Pursuant to the license agreement and Memorandum of Understanding signed with the Company, Ocumension has:

•
An exclusive license for the development and commercialization of a three-year micro insert using the Durasert® technology for the treatment of posterior segment uveitis of the eye (YUTIQ® in the U.S.) in Mainland China, Hong Kong, Macau, and Taiwan at its own cost and expense in return for royalties based on sales with the Company supplying products for clinical trials and commercial sale;
•
An exclusive license for the development and commercialization in Mainland China, Hong Kong, Macau, and Taiwan of DEXYCU® for the treatment of post-operative inflammation following ocular surgery at its own cost and expense in return for royalties based on sales with the Company supplying product for clinical trials and commercial sale; and
•
Exclusive rights to develop and commercialize YUTIQ® and DEXYCU® products under its own brand names in South Korea and other jurisdictions across Southeast Asia in Brunei, Burma (Myanmar), Cambodia, Timor-Leste, Indonesia, Laos, Malaysia, the Philippines, Singapore, Thailand, and Vietnam (the Territory), at its own cost and expense in return for royalties based on sales with the Company supplying product for clinical trials and commercial sale.
•
The right and obligation to manufacture YUTIQ®, either by itself or through affiliates or sub-contractors, for sale and use in the Territory following completion of a technology and know-how transfer from the Company to Ocumension.

Other than a fixed number of hours of technical assistance support to be provided at no cost by us, Ocumension is responsible for all development, regulatory and commercial costs, including any additional technical assistance requested.

During 2025 and 2024, Ocumension paid $0.9 million and $1.2 million to the Company under the Executive License Agreement, respectively.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. In general, these agreements provide that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as a director or executive officer of our company or in connection with their service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or executive officer makes a claim for indemnification and establishes certain presumptions that are favorable to the director or executive officer.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

BENEFICIAL OWNERSHIP

Stock Ownership of Directors, Director Nominees, Officers and Principal Stockholders

At the close of business on April 21, 2026, there were 83,795,203 shares of our common stock issued and outstanding and entitled to vote. On April 21, 2026, the closing price of our common stock as reported on the Nasdaq Global Market was $14.11 per share. The following table sets forth certain information relating to the beneficial ownership of our common stock as of April 21, 2026 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our current directors and director nominees;
•
each of our Named Executive Officers (NEOs) (as defined below); and
•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Unless otherwise indicated, the address for each of the beneficial owners listed below is: c/o EyePoint, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472, United States.

Beneficial Owner	Aggregate Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Greater Than 5% Stockholder:
Cormorant Asset Management, LP(2)	8,265,000	9.86%
Suvretta Capital Management(3)	4,774,389	5.70%
Adage Capital Management, L.P.(4)	4,700,000	5.61%
Federated Hermes, Inc.(5)	4,599,450	5.49%
Blackrock, Inc.(6)	4,485,402	5.35%
Paradigm BioCapital Advisors LP (7)	4,192,261	5.00%
Executive Officers and Directors:
Göran Ando	161,198	*
Jay Duker(8)	1,094,085	1.31%
Nancy Lurker(9)	1,725,923	2.06%
John Landis	182,864	*
Wendy DiCicco	137,464	*
Karen Zaderej	164,614	*
George Elston (10)	569,005	*
Stuart Duty	105,014	*
Ramiro Ribeiro	75,187	*
Fred Hassan	60,000	*
Reginald Sanders	26,667	*
All current directors and executive officers as a group (11 persons)	4,302,021	5.13%

* Represents holdings of less than 1% of our outstanding common stock.

(1)
Reflects sole voting and investment power, except as indicated below. Includes shares of common stock that each of the following persons had the right to acquire on April 21, 2026 or within sixty (60) days thereafter through the exercise of stock options or vesting and settlement of restricted stock units: Dr. Ando (148,048), Dr. Duker (915,668), Ms. Lurker (1,304,688), Dr. Landis (161,464), Ms. DiCicco (137,464), Ms. Zaderej (126,114), Mr. Elston (451,187), Mr. Duty (105,014), Dr. Ribeiro (75,187) Mr. Hassan (60,000) and Dr. Sanders (26,667).
(2)
As of December 4, 2025, based on information set forth in a Schedule 13G/A filed with the SEC on December 8, 2025 by Cormorant Asset Management, LP(“Cormorant”), Bihua Chen and Cormorant Global Healthcare Master Fund, LP (the “Master Fund”) with a business address of 200 Clarendon Street, 52nd Floor, Boston, MA 02116. Cormorant serves as the investment manager of the Master Fund. Cormorant Global Healthcare GP, LLC ("GP LLC") serves as General Partner of the Master Fund. Bihua Chen serves as manager of Cormorant, GP LLC.

(3)
As of December 31, 2023, based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2024 by Suvretta Capital Management, LLC (Suvretta), with a business address of 540 Madison Avenue, 7th Floor, New York, NY 10022. Shares of common stock directly held by Averill Master Fund, Ltd. (the “Fund”), with a business address of c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman KY1-1104 Cayman Islands, may be deemed to be indirectly beneficially owned by Suvretta Capital Management, LLC and Aaron Cowen. Aaron Cowen has beneficial ownership by virtue of his role as a control person of Suvretta Capital Management, LLC. The shares reflected as beneficially owned by Suvretta in the table above consist of (i) 3,683,480 shares of common stock and (ii) warrants to purchase 1,090,909 shares of common stock.
(4)
As of December 31, 2025, based on information set forth in a Schedule 13G/A filed with the SEC on February 12, 2026 by Adage Capital Management, L.P., Robert Atchinson and Phillip Gross, with a business address of 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116. The securities are held directly by Adage Capital Partners, L.P., a Delaware limited partnership ("ACP"). Adage Capital Management, L.P., a Delaware limited partnership ("ACM"), serves as the investment manager of ACP and as such has discretion over the portfolio securities held by ACP. Robert Atchinson and Phillip Gross are the managing members of (i) Adage Capital Advisors, L.L.C., a Delaware limited liability company, managing member of Adage Capital Partners GP, L.L.C., a Delaware limited liability company, general partner of ACP and (ii) Adage Capital Partners LLC, a Delaware limited liability company, general partner of ACM.
(5)
As of June 30, 2025, based on information set forth in a Schedule 13G filed with the SEC on July 8, 2025 by Federated Hermes, Inc., with a business address of 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222.
(6)
As of September 30, 2025, based on information set forth in a Schedule 13G filed with the SEC on October 17, 2025 by BlackRock, Inc., with a business address of 50 Hudson Yards, New York, NY 10021.
(7)
As of February 17, 2026, based on information set forth in a Schedule 13G filed with the SEC on February 24, 2026 by Paradigm Biocapital Advisors LP, with a business address of 767 Third Avenue, 17th Floor New York, NY 10017.
(8)
Includes 177,431 shares of common stock and 150,000 non-qualified vested stock options that were transferred to an irrevocable family trust of which Dr. Duker's spouse is trustee and of which Dr. Duker's immediate family members are the sole beneficiaries.
(9)
Includes 126,889 shares of common stock and 1,076,072 non-qualified vested stock options that were transferred to an irrevocable family trust of which Ms. Lurker’s spouse is trustee and of which Ms. Lurker’s immediate family members are the sole beneficiaries.
(10)
Includes 30,000 shares of common stock that were transferred to an irrevocable family trust of which JP Morgan Trust Company of Delaware is trustee and of which Mr. Elston’s children are the sole beneficiaries.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column a) (c)
Equity Compensation plans approved by security holders	9,267,234	(1)	$10.83	4,936,991	(5)
Equity Compensation plans not approved by security holders(2)	1,872,146	(3)	14.51	—
Total	11,139,380		$11.54	4,936,991

(1)
Consists of outstanding stock options and restricted stock units to purchase 9,267,234 awards pursuant to our 2008 Equity Incentive Plan, as amended (2008 Plan), our 2016 Plan, as amended (2016 Plan), and our 2023 Plan, as amended (2023 Plan).
(2)
Our Board has not established any specific number of shares that could be issued without stockholder approval.
(3)
Consists of an aggregate of 1,872,146 shares of our common stock under stock options issued as inducement grants as of December 31, 2025. These stock options are generally subject to the same terms and conditions as those awarded pursuant to the plans approved by our stockholders.
(4)
Restricted stock units are not included in the weighted-average exercise price calculation because there is no exercise price associated with stock units.
(5)
Consists of 4,727,914 available for issuance under the 2023 Plan and 209,077 shares available for issuance under our 2019 Employee Stock Purchase Plan, as amended.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2025 are Dr. Jay Duker, our current President and Chief Executive Officer, George Elston, our Executive Vice President and Chief Financial Officer, and Ramiro Ribeiro, our Chief Medical Officer, who we collectively refer to as our Named Executive Officers.

Summary Compensation Table

The following table and footnotes provide information regarding the compensation of our Named Executive Officers for the years ended December 31, 2025 and 2024:

Executive Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jay Duker	2025	696,251	—		1,610,700	2,604,113	632,700	24,588	5,568,352
President and Chief Executive Officer	2024	669,500	—		1,836,000	2,924,998	498,888	25,421	5,954,807

George Elston	2025	527,677	—		487,340	781,234	352,148	24,977	2,173,376
Executive Vice President and Chief Financial Officer	2024	507,368	—		918,000	1,462,499	291,917	25,189	3,204,973

Ramiro Ribeiro	2025	505,007	—		487,340	781,234	359,771	23,778	2,157,130
Chief Medical Officer	2024	404,167	60,000	(1)	—	2,791,341	276,359	2,052	3,533,919

(1)
This amount represents a sign-on bonus that was paid to Dr. Ribeiro.
(2)
These amounts represent the aggregate grant date fair value of restricted stock unit awards and performance stock unit awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 10 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 5, 2026. The grant date fair value was measured at the date of Compensation Committee approval of stock awards to our Named Executive Officers.
(3)
These amounts represent the aggregate grant date fair value of option awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards is estimated using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used to calculate the fair value of each option award, refer to Note 10 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 5, 2026. The grant date fair value was measured at the date of Compensation Committee approval of option awards to our Named Executive Officers.
(4)
These amounts represent the amount of the annual performance bonus earned by the Named Executive Officer for calendar years 2025 and 2024, as applicable.
(5)
These amounts consist of 401(k) employer matching contributions and payment of group term life and long term disability insurance premiums.

Narrative Disclosure to Summary Compensation Table

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

In order to achieve the objectives of our business strategy, the Compensation Committee utilizes the components of compensation set forth below. The Compensation Committee regularly reviews all components of the compensation program in order to verify that each component is aligned with our strategy and ensure that each officer's total compensation is consistent with our compensation philosophy and goals. In order to appropriately align our compensation programs and practices to the marketplace, we utilize a peer group of comparable public companies in the biopharma industry as a reference point. This peer group is reviewed and updated annually by the Committee based on factors such as market capitalization, number of employees and stage of development.

The primary elements of our named executive officers’ compensation and the main objectives of each are:

•
Base Salary. Base salary is intended to attract and retain talented executives, recognizes individual roles and responsibilities, and provides stable income for our named executive officers;

•
Annual Performance-Based Incentive Compensation. Performance-based cash bonuses promote short-term performance objectives and reward named executive officers for their contributions toward achieving those key corporate goals and individual objectives determined by the Compensation Committee and Board of Directors; and
•
Equity-Based Long-Term Incentive Compensation. Equity compensation, provided in the form of performance-based options, time-based RSUs which vest over a three year period with continued service, and stock options, which vest over a four year period, to align the interests of named executive officers with our stockholders’ interests and emphasize long-term financial performance and retention.

In addition, our named executive officers are eligible to participate in our health and welfare programs, including group term life insurance and long-term disability benefits, and our 401(k) plan on the same basis as our other employees. These benefits are described in more detail below.

Fiscal Year Base Salaries

In 2025, the initial annual base salary was $703,000 for Dr. Duker, $532,800 for Mr. Elston and $511,675 for Dr. Ribeiro. For the fiscal year ending December 31, 2026, the Compensation Committee approved salary increases of 4% for Dr. Duker, 4% for Mr. Elston and 5% for Dr. Ribeiro, with effect from January 1, 2026. The resulting annual base salaries are as follows: $731,100 for Dr. Duker, $554,112 for Mr. Elston, $537,259 for Dr. Ribeiro.

2025 Fiscal Year Non-Equity Incentive Plan Compensation and Bonuses

Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate goals, as determined by our Board of Directors, and individual performance goals, as recommended by our Chief Executive Officer, for executives other than himself, and approved by the Compensation Committee. The performance bonus for our Chief Executive Officer is weighted 100% for achievement of our corporate goals, whereas the performance bonus for our other Named Executive Officers is weighted 75% for corporate goal achievement and 25% for individual goal achievement. The annual target bonus as a percentage of base salary was established at 60% for Dr. Duker (effective July 10, 2024 as CEO, 55% prior to such date), 45% for Mr. Elston and 45% for Dr. Ribeiro.

The corporate goals were pre-established by the Compensation Committee and the full Board of Directors for the year ended December 31, 2025 and the Board considers these corporate performance goals rigorous but achievable with a substantial amount of effort by the management team.

The corporate goals for 2025 consisted of goals surrounding aggressive advancement of the wet AMD pivotal trial as well as achieving certain technology enhancements and manufacturing thresholds within the year. The Compensation Committee approved a corporate performance score of 150% for the year ended December 31, 2025, as recommended by our Chief Executive Officer and approved by the Compensation Committee.

Mr. Elston and Dr. Ribeiro were given individual performance scores of 138% and 175%, respectively. Actual bonus amounts earned with respect to the total 150% corporate goal achievement and the individual performance scores (as applicable) for the year ended December 31, 2025 are reflected in the “Non-Equity Incentive Plan Compensation” column.

2024 and 2025 Fiscal Year Equity Award Grants

On December 31, 2024, the Compensation Committee approved the following annual 2025 option grants to our Named Executive Officers: 390,000 options to Dr. Duker, 117,000 options to Mr. Elston and 117,000 options to Dr. Ribeiro. The grants were made on January 3, 2025 with an exercise price of $8.26 per share, the closing price of the Company’s common stock on the date of grant, and the options will vest as to 25% of the shares subject to the option after one year and then ratably over 36 months thereafter. In addition, on December 11, 2024, the Compensation Committee approved the grant of the following RSUs to be granted on January 3, 2025, to our Named Executive Officers: 195,000 RSUs to Dr. Duker, 59,000 RSUs to Mr. Elston, and 59,000 RSUs to Dr. Ribeiro, all with pro rata annual vesting over three years.

On December 18, 2025, the Compensation Committee approved the following annual 2026 option grants to our Named Executive Officers: 331,000 options to Dr. Duker, 126,000 options to Mr. Elston and 171,400 options to Dr. Ribeiro. The grants were made on January 2, 2026 with an exercise price of $17.48 per share, the closing price of the Company’s common stock on the date of grant, and the options will vest as to 25% of the shares subject to the option after one year and then ratably over 36 months thereafter. In addition, on December 18, 2025, the Compensation Committee approved the grant of the following performance options to be granted on January 2, 2026, to our Named Executive Officers: performance options to Dr. Duker to purchase up to 225,000 shares of the Company's common stock, performance options to Mr. Elston to purchase up to 113,000 shares of the Company's common stock, and performance options to Dr. Ribeiro to purchase up to 113,000 shares of the Company's common stock, which are earned and become eligible to vest based upon both the retained employment of the grantees and the achievement of certain performance based milestones related to the development and ultimate FDA approval of DURAVYU with 50% of the maximum award amount attributable to meeting performance based milestones within an accelerated time period. Further, on December 18, 2025, the Compensation Committee approved the grant of the following RSUs to be granted on January 2, 2026, to our Named Executive Officers: 165,000 RSUs to Dr. Duker, 63,000 RSUs to Mr. Elston, and 85,700 RSUs to Dr. Ribeiro, all with pro rata annual vesting over three years.

The Compensation Committee believes granting a mix of stock options and RSUs provides an appropriate balance of alignment with shareholder interests and executive retention. Executive equity vehicle mix is evaluated annually by the Committee based on Company, industry and other factors.

401(k) Plan

We maintain a defined contribution 401(k) retirement plan (401(k) Plan) for all employees in the United States, including our Named Executive Officers. Participation in the 401(k) Plan is immediately available to employees upon their hire date. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their pre-tax salary provided that such deferral is not in excess of the applicable statutory limits within any calendar year. The Company matches 100% of employee contributions up to a maximum of 6% of salary and bonus compensation, subject to annual Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.

Employee Benefits and Perquisites

Our Named Executive Officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid time off in accordance with our vacation policy. We also provide our Named Executive Officers (NEO's) and other employees with group term life insurance and short and long-term disability (LTD) insurance at our expense. In addition to the regular LTD insurance, we offer Supplemental LTD insurance to our NEO's.

Employment Agreements

Jay Duker, who was appointed as our President and CEO on July 10, 2023 (he previously served as our Chief Operating Officer, and prior to that, served as Chief Strategic Scientific Officer), is employed under an employment agreement with us that provides for a base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives, and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

George Elston, who became our Chief Financial Officer on November 14, 2019, is employed under an employment agreement that provides for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives, and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Ramiro Ribeiro, who became our Chief Medical Officer on March 1, 2024, is employed under an employment agreement that provides for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives, and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Outstanding Equity Awards at 2025 Year End

The following table and footnotes provide information concerning outstanding equity awards for our Named Executive Officers as of December 31, 2025:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not yet vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)(7)	(#)	($)
Jay Duker	4,000	—		31.70	09/26/26
	2,666	—		19.50	06/21/28
	4,000	—		26.50	02/21/29
	3,350	—		12.90	02/28/30
	25,000	—		7.20	07/13/30
	60,300	—		13.13	02/09/31
	239,700	—		11.47	11/01/31
	81,458	3,542	(1)	10.13	02/09/32
	65,300	—		9.45	09/06/32
	90,967	33,788	(1)	3.26	01/05/33
	60,416	39,584	(1)	9.11	07/10/33
	86,250	93,750	(1)	20.40	01/04/34
	—	390,000	(1)	8.26	01/03/35
						292,460	(4)	5,343,244
George Elston	74,500	—		14.20	11/14/29
	11,037	—		12.90	02/28/30
	60,300	—		13.13	02/09/31
	67,083	2,917	(2)	10.13	02/09/32
	66,831	24,824	(2)	3.26	01/05/33
	29,062	15,938	(2)	5.93	05/24/33
	16,250	13,750	(2)	8.23	10/15/33
	43,125	46,875	(2)	20.40	01/04/34
	—	117,000	(2)	8.26	01/03/35
						111,785	(5)	2,042,312
Ramiro Ribeiro	54,687	70,313	(3)	28.00	03/01/34
	—	117,000	(3)	8.26	01/03/35
						59,000	(6)	1,077,930

(1)
Dr. Duker’s unexercisable options vest and become exercisable as follows: 3,542 ratably monthly through February 9, 2026, 33,788 ratably monthly through January 6, 2027, 39,584 ratably monthly through July 10, 2027, 93,750 ratably monthly through January 5, 2028 and 390,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through January 3, 2029.
(2)
Mr. Elston’s unexercisable options vest and become exercisable as follows: 2,917 ratably monthly through February 9, 2026, 24,824 ratably monthly through January 6, 2027, 15,938 ratably monthly through May 25, 2027, 13,750 ratably monthly through October 16, 2027, 46,875 ratably monthly through January 5, 2028 and 117,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through January 3, 2029.
(3)
Dr. Ribeiro’s unexercisable options vest and become exercisable as follows: 70,313 ratably monthly through March 1, 2028 and 117,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through January 3, 2029.
(4)
Dr. Duker’s restricted stock units vest as follows: 20,793 on January 6, 2026, 16,667 on July 10, 2026, 60,000 in two ratable annual installments commencing on January 5, 2026 and 195,000 in three ratable annual installments commencing January 3, 2026.

(5)
Mr. Elston's restricted stock units vest as follows: 7,500 on May 25, 2026, 15,285 on January 6, 2026, 30,000 in two ratable annual installments commencing on January 5, 2026 and 59,000 in three ratable annual installments commencing January 3, 2026.
(6)
Dr. Ribeiro’s restricted stock units vest as follows: 59,000 in three ratable annual installments commencing January 3, 2026.
(7)
The market price of unvested and unearned stock awards is calculated based on the closing price of our common stock at December 31, 2025 of $18.27, as reported on the Nasdaq Global Market.

Additional Narrative Disclosure

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our executive officers. These guidelines were established to further align the interests of our executive officers with those of our stockholders and to promote our commitment to sound corporate governance practices. In 2021, upon the guidance of Aon, the ownership guidelines for our executive officers were updated and are listed below:

Multiple of Base Salary
Chief Executive Officer	3x
Each Other Executive Officer covered by the Guidelines	1x

Owned shares as well as unvested time-based restricted shares are counted towards meeting the guidelines.

All executive officers have five years from the date of their appointment as a Section 16 officer (or the date on which the Compensation Committee adopts new guidelines) to meet these guidelines, and their stock ownership is reviewed annually by the Compensation Committee. For Dr. Duker the compliance deadline is November 1, 2026, for Mr. Elston the compliance deadline is August 1, 2026 and for Dr. Ribeiro the compliance deadline is March 1, 2029. As of April 21, 2026, all of the listed Named Executive Officers were in compliance with these guidelines.

Clawback Policy

We have a compensation recoupment, or clawback, policy to comply with Nasdaq listing standards implementing Exchange Act Rule 10D-1. The clawback policy includes mandatory recoupment of excess incentive-based compensation, both time-based and performance-based, received by a covered executive (including the Named Executive Officers) on or after October 2, 2023 in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under federal securities laws, as required by Exchange Act Rule 10D-1. The clawback policy replaced our former clawback policy in its entirety.

Termination-Based Compensation

Jay Duker

Effective July 10, 2023, the Board appointed Dr. Duker, as the Company's President and Chief Executive Officer, effective as of July 10, 2023. In connection with Dr. Duker’s appointment to President and Chief Executive Officer, the Company and Dr. Duker entered into an amendment (the Duker Amendment) to that certain Amended and Restated Employment Agreement, effective as of November 1, 2021, and subsequently amended on January 3, 2023, July 10, 2023 and March 5, 2026 (as amended, the Duker Employment Agreement).

If Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause (as such terms are defined in the Duker Employment Agreement), Dr. Duker will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Dr. Duker as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Dr. Duker’s termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Dr. Duker’s termination of employment and the last day of the option term.

In the event Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Duker Employment Agreement), the

Company will pay Dr. Duker (i) his base salary for 24 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 200% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (A) the last day of the period of base salary continuation under clause (i) and (B) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, all of Dr. Duker’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of the first anniversary of the date of Dr. Duker’s termination (or three (3) months following the date of his employment termination in the case of any incentive stock options) and the last day of the option term. In the event that the severance benefits and other benefits provided for in the Duker Employment Agreement or otherwise payable to Dr. Duker constitute “parachute payments” pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance benefits and other benefits being subject to excise taxes, whichever results in the receipt by the employee of the greatest amount of benefits on an after-tax basis.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Dr. Duker’s employment for any reason, Dr. Duker will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Dr. Duker’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Dr. Duker’s employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers, and business partners that runs for 12 months following his termination of employment for any reason, and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

George Elston

Effective January 3, 2023, the Company entered into an amended and restated employment agreement with George O. Elston, the Company’s Chief Financial Officer and subsequently amended on March 5, 2026 (as amended, the A&R Elston Employment Agreement).

If Mr. Elston’s employment is terminated by the Company without Cause or by Mr. Elston for Good Cause (as such terms are defined in the A&R Elston Employment Agreement), Mr. Elston will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b), and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Elston’s behalf and that of his eligible dependents immediately preceding the date that Mr. Elston’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Mr. Elston and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Mr. Elston as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Mr. Elston’s termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Mr. Elston’s termination of employment and the last day of the option term.

In the event Mr. Elston’s employment is terminated by the Company without Cause or by Mr. Elston for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Elston Employment Agreement), the Company will pay Mr. Elston (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Elston’s behalf and that of his eligible dependents immediately preceding the date that Mr. Elston’s employment terminates until the earlier of (A) the end of the eighteen (18) month period immediately following the date of termination and (B) the date that Mr. Elston and his eligible dependents become ineligible for COBRA coverage. In addition, all of Mr. Elston’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of his employment termination and the last day of the option term. In the event that the severance benefits and other benefits provided for in the A&R Elston Employment Agreement or otherwise payable to Mr. Elston constitute “parachute payments” pursuant to Section 280G of the Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance benefits and other benefits being subject to excise taxes, whichever results in the receipt by the employee of the greatest amount of benefits on an after-tax basis.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Mr. Elston's employment for any reason, Mr. Elston will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Mr. Elston’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Mr. Elston's employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers, and business partners that runs for 12 months following his termination of employment for any reason, and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

Ramiro Ribeiro

Effective March 4, 2024, the Company entered into an amended and restated employment agreement with Dr. Ramiro Ribeiro, the Company’s Chief Medical Officer, and subsequently amended on March 5, 2026 (as amended, the Ribeiro Employment Agreement).

If Dr. Ribeiro’s employment is terminated by the Company without Cause or by Dr. Ribeiro for Good Cause (as such terms are defined in the Ribeiro Employment Agreement), Dr. Ribeiro will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Ribeiro's behalf and that of his eligible dependents immediately preceding the date that Dr. Ribeiro's employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Dr. Ribeiro and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Dr. Ribeiro as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Dr. Ribeiro's termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Dr. Ribeiro's termination of employment and the last day of the option term.

If Dr. Ribeiro's employment is terminated by the Company without Cause or by Dr. Ribeiro for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Ribeiro Employment Agreement), the Company will pay Dr. Ribeiro (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Ribeiro's behalf and that of his eligible dependents immediately preceding the date that Dr. Ribeiro's employment terminates until the earlier of (A) the end of the eighteen (18) month period immediately following the date of termination and (B) the date that Dr. Ribeiro and his eligible dependents become ineligible for COBRA coverage. In addition, all of Dr. Ribeiro's then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of his employment termination and the last day of the option term. In the event that the severance benefits and other benefits provided for in the Ribeiro Employment Agreement or otherwise payable to Mr. Ribeiro constitute “parachute payments” pursuant to Section 280G of the Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance benefits and other benefits being subject to excise taxes, whichever results in the receipt by the employee of the greatest amount of benefits on an after-tax basis.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Dr. Ribeiro's employment for any reason, Dr. Ribeiro will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Dr. Ribeiro’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Dr. Ribeiro's employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following his termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

DIRECTOR COMPENSATION

Compensation Summary

The following table and footnotes provide information regarding the compensation paid to our non-executive directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Göran Ando	96,250	272,022	—	—	368,272
John Landis	48,750	262,190	—	—	310,940
Wendy DiCicco	77,500	262,190	—	—	339,690
Karen Zaderej	70,000	262,190	—	—	332,190
Stuart Duty	62,500	262,190	—	—	324,690
Nancy Lurker	77,500	262,190	—	—	339,690
Fred Hassan	50,000	262,190	—	—	312,190
Reginald Sanders	52,500	586,468	—	—	638,968

(1)
The amounts in these columns reflect the grant date fair value as determined in accordance with FASB ASC Topic 718. The underlying valuation assumptions for equity awards are further disclosed in Note 10 of the audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
The following table shows the aggregate number of outstanding shares underlying outstanding options and restricted stock units held by our non-executive directors as of December 31, 2025:

Name	Outstanding Option Awards	Outstanding Stock Awards
Göran Ando	148,048	—
John Landis	161,464	—
Wendy DiCicco	137,464	—
Karen Zaderej	126,114	—
Stuart Duty	125,014	—
Nancy Lurker	1,418,966	111,578
Fred Hassan	100,000	—
Reginald Sanders	80,000	—

Elements of Non-Executive Director Compensation

The rates of compensation to our non-executive directors in effect for the year ended December 31, 2025, and continuing until otherwise modified in the future, were as follows:

•
annual retainer of $80,000 for the Board Chair and $45,000 for each other Board member, other than the Vice Chair, respectively;
•
annual retainer of $70,000 for the Vice Chair of the Board;
•
annual retainer of $20,000 for the Chair and $10,000 for each member of the Audit Committee;
•
annual retainer of $15,000 for the Chair and $7,500 for each member of the Compensation Committee;
•
annual retainer of $10,000 for the Chair and $5,000 for each member of the Governance and Nominating Committee;
•
annual retainer of $10,000 for the Chair and $5,000 for each member of the Compliance Committee;
•
annual retainer of $15,000 for the Chair and $7,500 for each member of the Science Committee;
•
in the event a director attends more than twelve committee meetings, meeting attendance fees of $1,000 for each Board and committee meeting attended thereafter;
•
initial grant of an option to purchase 41,500 options for a new Chair;

•
for 2025 and prior, initial grant of 80,000 options for a new director, which vest in three equal annual installments commencing on the first anniversary of the date of grant. Beginning in 2026, initial grant amount is to be determined at time of appointment for a new director;
•
annual grants of options for the Board Chair and other non-executive directors, subject to allowable allocations between stock options and restricted stock units utilizing relative values between each instrument determined in consultation with the Company’s compensation consultant. Annual grants vest on the first anniversary of the date of grant.

On December 18, 2025, the Compensation Committee approved the following annual equity awards consisting of stock options as described above.

Name	Option Award (1)	Stock Award
Göran Ando	41,500	—
John Landis	40,000	—
Wendy DiCicco	40,000	—
Karen Zaderej	40,000	—
Stuart Duty	40,000	—
Fred Hassan	40,000	—
Nancy Lurker	40,000	—
Reginald Sanders	40,000	—

(1)
Dr. Duker receives no additional compensation for serving as a director.

PAY VERSUS PERFORMANCE DISCLOSURE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for First PEO(1) ($)	Compensation Actually Paid to First PEO(1),(2),(3) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to Second PEO(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(4) ($)	Net Loss ($ Thousands)
2025	—	—	5,568,352	13,986,539	2,165,253	4,962,022	522	(231,962)
2024	—	—	5,954,807	(3,635,201)	3,349,796	(259,766)	212.86	(130,870)
2023	3,737,385	23,226,384	2,915,146	12,936,773	1,539,141	6,445,530	660.29	(70,795)

(1)
Nancy Lurker was our PEO (“First PEO”) through July 10, 2023. Jay Duker (“Second PEO”) has been our PEO since July 10, 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
George Elston	George Elston	George Elston
Dario Paggiarino	Ramiro Ribeiro	Ramiro Ribeiro

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusion and inclusion of certain amounts for the First PEO, the Second PEO, and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($) (5)	Compensation Actually Paid to Second PEO ($)
2025	5,568,352	(4,214,813)	12,633,000	13,986,539

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($) (5)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,165,253	(1,268,574)	4,065,343	4,962,022

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2025	9,612,654	2,648,310	—	372,036	—	—	12,633,000

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	2,892,931	1,086,079	—	86,333	—	—	4,065,343

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (TSR)

The following chart sets forth the relationship between Compensation Actually Paid to our First PEO and Second PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
-5
$800
$700
$600
$500
$400
$300
$200
$100
$0
TSR (12/31/2022 Indexed to $100)
23.2
660.29
12.9
6.4
100.00
0.1
212.86
-3.6
-0.3
522.00
14.0
5.0
2022
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
EyePoint, Inc.TSR

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our First PEO and Second PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Loss
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
-5
Net Income ($ Thousands)
$0
-$50,000
-$100,000
-$150,000
-$200,000
-$250,000
23.2
12.9
6.4
-70,795
-3.6
-0.3
-130,870
14.0
5.0
-231,962
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
EyePoint, Inc. Net Income

Practices Related to the Grant of Certain Equity Awards

We do not maintain any formal written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features in relation to the disclosure of material nonpublic information. The Compensation Committee grants equity-based awards, including stock options, to our executive officers and other key employees. These equity awards are made in January on an annual grant cycle. The Board also grants equity awards in the form of stock options to the non-employee members of the Board of Directors on an annual basis. New hire grants are typically made in the middle of the month in which the employees are hired. The Compensation Committee may make off cycle equity awards from time to time on an as-needed basis as circumstances warrant. We do not have a practice to grant options in anticipation of the release of material non-public information, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of equity-based compensation. The following table presents information regarding stock options issued to certain of our executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award

Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Jay Duker	1/3/2025	390,000	$8.26	2,604,113	-1.19%
George Elston	1/3/2025	117,000	$8.26	781,234	-1.19%
Ramiro Ribeiro	1/3/2025	117,000	$8.26	781,234	-1.19%

PROPOSAL 1

ELECTION OF EIGHT DIRECTORS

The Board currently consists of nine directors, Göran Ando, Jay Duker, Nancy Lurker, John Landis, Wendy DiCicco, Karen Zaderej, Stuart Duty, Fred Hassan and Reginald Sanders. Nancy Lurker will not stand for re-election at our Annual Meeting but will continue to serve as a director until the expiration of her term at the Annual Meeting. At the recommendation of the Governance and Nominating Committee, the Board has re-nominated our current directors (excluding Ms. Lurker) for election at the Annual Meeting, effective as of the conclusion of the Annual Meeting. Each nominee, if elected, will hold office until our 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Except as disclosed below, the proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. We do not anticipate that any nominee will become unavailable to serve.

Biographical information and the attributes, skills, and experience of each nominee that led our Governance and Nominating Committee and Board to determine that such nominee should serve as a director are discussed in the “Directors and Executive Officers” section of this proxy statement.

Voting Standard

A plurality of the votes properly cast for election to the Board of Directors at the Annual Meeting is required to elect director nominees, and as such, the eight nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL ON PROPOSAL NO. 1 TO ELECT GÖRAN ANDO, JAY DUKER, JOHN LANDIS, WENDY DICICCO, KAREN ZADEREJ, STUART DUTY, FRED HASSAN AND REGINALD SANDERS TO THE BOARD.

PROPOSAL 2

APPROVAL OF AMENDMENT NO. 3 TO 2023 LONG-TERM INCENTIVE PLAN

The Company maintains the EyePoint, Inc. 2023 Long-Term Incentive Plan, originally effective as of June 20, 2023, as first amended as of June 20, 2024 and as further amended as of June 18, 2025 (the 2023 Plan). On March 26, 2026, the Board unanimously approved, subject to stockholder approval, the third amendment (Amendment No. 3) to the 2023 Plan. We are asking our stockholders to approve Amendment No. 3. If approved by stockholders, the Amendment No. 3 would increase the number of shares of our common stock that may be issued under the 2023 Plan by 4,900,000 shares, (the Share Increase).

Background

Our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating persons who are expected to make important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives. The life sciences industry in the Cambridge and Boston, Massachusetts market is highly competitive, and our results are largely attributable to the talents, expertise, efforts, and dedication of our employees. Our compensation program, including the granting of equity compensation, is the primary means by which we attract and recruit new employees and directors, as well as retain our most experienced and skilled employees and directors.

Equity compensation is fundamental to our compensation philosophy and core objectives of paying for performance and aligning the interests of employees and directors with those of stockholders. A significant portion of our employees' and directors' compensation is provided in the form of equity. We believe that equity awards, and the potential they hold for appreciation through an increase in our stock price, support our pay-for-performance philosophy, provide further incentive to our employees and directors to focus on creating long-term stockholder value and create an ownership culture that links employees' and directors' interests with those of our stockholders and our long-term results, performance, and financial condition.

In this labor market, we are often competing for highly skilled and sought-after talent with companies that have evergreen provisions in their equity incentive plans which provide for annual additions of new shares eligible for grant to current and prospective future employees and directors. We do not have an evergreen provision in our equity plan that provides for annual refreshes of new shares to grant and, as such, we are required to request stockholders to approve a Share Increase that will sustain the Company’s equity incentive program and this request is intended to do so. We expect this Share Increase, if approved, to sustain the Company’s equity program for the next 1-2 years.

If this amendment is not approved by our stockholders, we will not be able to make equity incentive awards to meet our hiring and retention needs in a highly competitive market, which could have an adverse impact on our business, Further, if the amendment is not approved, we could be forced to increase cash compensation, which will reduce the resources we have allocated to meeting our business needs and objectives. Therefore, the approval of this amendment is vital to our future success.

As of April 21, 2026, we had 10,344,575 shares of our common stock issuable upon the exercise of stock options outstanding under the 2023 Plan as well as 2,457,637 inducement options at a total weighted-average exercise price of $12.96 and a weighted average term of 7.81 years, 1,654,165 shares of our common stock underlying outstanding restricted stock units under the 2023 Plan, and approximately 1,235,812 shares of our common stock available for the grant of future equity awards under the 2023 Plan.

We have carefully modeled our projected future share usage and needs for current employees and expected new hires to determine the appropriate Share Increase amount. We studied the effect this Share Increase and its approval would have on the total overhang of our equity program. As of April 21, 2026, the Company’s equity overhang, represented by (a) the sum of all outstanding share options and other awards, plus the number of shares available for issuance pursuant to future awards under the 2023 Plan, as a percentage of (b) the number of shares of common stock outstanding as of April 21, 2026 was approximately 19%. If Amendment No. 3 is approved by our stockholders and all shares utilized, our equity overhang would be approximately 25%.

Upon the recommendation of the Compensation Committee, the Board has approved, subject to stockholder approval, Amendment No. 3 to increase the number of shares authorized for issuance under the 2023 Plan by 4,900,000 shares. The Board believes that equity compensation provides an important incentive for our employees, including our executive officers, other key employees and our directors, to remain with the Company, to motivate them to help achieve our corporate objectives, and to align their interests with those of our stockholders.

On April 21, 2026, the closing price of our common stock on the Nasdaq Global Market was $14.11 per share.

Key Features of the 2023 Plan

The 2023 Plan reflects a broad range of compensation and governance best practices, including the following:

•
No repricing of awards without stockholder approval. Under the 2023 Plan, awards may not be repriced, replaced, or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.
•
No evergreen feature/stockholder approval required for share reserve increases. The 2023 Plan does not provide for an annual increase in the share reserve, and the 2023 Plan may not be amended to increase the share reserve without stockholder approval.
•
Conservative Share Reuse Provision. Shares subject to an award under the 2023 Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award.
•
Payment of dividends only if underlying awards vest. Under the 2023 Plan, dividends and dividend equivalents in respect of shares underlying an award may not vest or be paid unless and until the award vests.
•
Limit on annual compensation for non-employee directors. Under the 2023 Plan, the aggregate value of all compensation granted or paid to any non-employee director with any respect to any calendar year, including all awards granted under the 2023 Plan and any other fees or compensation paid to such director outside of the 2023 Plan for services as director, may not exceed $1,100,000 in the director's initial year and $850,000 in subsequent years.

Summary of the Material Terms of the 2023 Plan

The following summary describes the material terms of the 2023 Plan, as proposed to be amended, and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the 2023 Plan. The following description of certain features of the 2023 Plan is qualified in its entirety by reference to the full text of (x) Amendment No. 3 to the 2023 Plan and (y) the 2023 Plan, as previously amended, attached to this Proxy Statement as “Annex A.”

Plan Administration. The 2023 Plan is administered by the Compensation Committee, which has the authority to, among other things, interpret the 2023 Plan, determine eligibility for, grant and determine, modify or waive the terms and conditions of awards under the 2023 Plan, and to do all things necessary or appropriate to carry out the purposes of the 2023 Plan. As administrator of the 2023 Plan, the Compensation Committee may amend the 2023 Plan at any time, with any such amendment to be conditioned upon stockholder approval only to the extent, if any, approval is required by law or applicable stock exchange requirements, as determined by the Compensation Committee. The Compensation Committee’s determinations under the 2023 Plan are conclusive and binding. The Compensation Committee may delegate certain of its duties, powers, and responsibilities as it deems appropriate to one or more of its members (or one or more other members of the Board, including the full Board), our officers, or our employees.

Term. No awards will be made after June 20, 2033, but previously granted awards may continue beyond that date in accordance with their terms. No awards which are intended to be incentive stock options (ISO) may be granted after the 10th anniversary of the date of the Plan's adoption by the Board.

Authorized Shares. Prior to the third proposed amendment of the 2023 Plan, and subject to adjustment upon certain changes in our capitalization as described in the 2023 Plan, the maximum aggregate number of shares available for issuance under the 2023 Plan was equal to (i) 10,400,000 shares, plus (ii) 184,904 shares that were previously available for grant under the Company’s 2016 Equity Incentive Plan (the 2016 Plan) that were transferred to the 2023 Plan on June 20, 2023, plus (iii) any shares granted under the Company’s 2008 Equity Incentive Plan or 2016 Plan (collectively, the Prior Plans) that, on or after the effective date of the 2023 Plan, become available as a result of the termination or forfeiture of awards under the Prior Plans. Our stockholders are being asked to approve an increase of 4,900,000 shares for issuance under the 2023 Plan. If our stockholders approve this increase, the maximum number of shares under clause (i) above that may be issued under the 2023 Plan will be increased to 15,300,000 shares.

The number of shares of common stock delivered in satisfaction of awards under the 2023 Plan is determined by (i) including shares withheld by us in payment of the exercise price or purchase price of the award or in satisfaction of tax withholding requirements with respect to the award, (ii) including the full number of shares covered by stock appreciation rights (SARs) any portion of which is settled in common stock (and not only the number of shares delivered in settlement) and (iii) by excluding any shares underlying awards that expire, become un-exercisable, terminate or are forfeited to or repurchased by us without the issuance of common stock. The number of shares available for delivery under the 2023 Plan will not be increased by the amount of any shares delivered under the plan that are subsequently repurchased using proceeds directly attributable to stock option exercises. Shares delivered under the 2023 Plan may be authorized but unissued shares or previously issued shares of our common stock acquired by us. Shares issued under awards in substitution for equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition will not reduce the number of shares available for awards under the 2023 Plan.

Annual Non-Employee Director Limits. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including all awards granted under the 2023 Plan and any other fees or compensation paid to such director outside of the 2023 Plan for services as a director, will not exceed $1,100,000 in the director's initial year and $850,000 in subsequent years. This limit does not apply to any award or shares of stock granted pursuant to a director’s election to receive an award or shares in lieu of cash retainers or other fees (to the extent such award or shares have a fair value equal to the value of such cash retainers or other fees). The Board may make an exception to such limit for any director in extraordinary circumstances, as the Board may determine in its discretion, provided that any director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.

Eligibility. The Compensation Committee selects participants from among the key employees and directors of and consultants and advisors to us and our affiliates. Eligibility for incentive stock options (ISOs) is limited to our employees and employees of certain of our affiliates and eligibility for stock options other than ISOs is limited to individuals providing direct services to us or a subsidiary on the date of grant or who we reasonably anticipate will begin providing direct services to us or a subsidiary of ours within twelve months following the date of grant. As of April 21, 2026, 225 employees and 8 non-executive directors are eligible to participate in the 2023 Plan. On April 21, 2026, the closing price of a share of our common stock was $14.11.

Types of Awards. The 2023 Plan provides for grants of stock options, SARs, restricted and unrestricted stock and stock units, performance awards, other awards convertible into or otherwise based on shares of our stock, and cash awards. Dividend equivalents may also be provided in connection with awards under the 2023 Plan, provided that dividends and dividend equivalents payable or credited with respect to an award may not vest or be paid unless and until the award becomes vested. Awards may be settled in shares of our common stock, cash, property, other awards or a combination thereof.

Stock Options and SARs. The 2023 Plan provides for the grant of ISOs, non-qualified stock options (NSOs), and SARs. The exercise price of an option, and the base price against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an ISO granted to a 10-percent stockholder, 110% of the fair market value) of a share of our common stock on the date of grant. The Compensation Committee determines when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs may have a maximum term of no more than ten years from the date of grant (or five years from the date of grant in the case of an ISO granted to a 10-percent stockholder).

Restricted and Unrestricted Stock. A restricted stock award is an award of our common stock subject to restrictions requiring that it be redelivered or offered for sale to us if specified conditions are not met, while an unrestricted stock award is not subject to restrictions.

Stock Units. A stock unit award is an unfunded and unsecured promise, denominated in shares of our common stock, and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of common stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

Performance Awards. The Plan allows for performance share awards wherein the vesting, settlement or exercisability of which is subject to achieving specified performance criteria. The Compensation Committee will continue to actively consider making performance-based awards to key executives in the future.

Cash Awards. A cash award is an award denominated in cash.

Vesting. The Compensation Committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award.

Termination of Employment or Service. The Compensation Committee determines the effect of termination of employment or service on an award. Unless otherwise provided by the Compensation Committee, upon a termination of employment or service, all unvested stock options and other unvested awards will be forfeited and all vested stock options and SARs will remain exercisable for the lesser of the remaining term of the award and, in the case of a termination due to death, one year following the participant’s death, or, in the case of a termination for any other reason, three months following termination. Notwithstanding the foregoing, upon a termination of employment or service for “Cause” (as defined in the 2023 Plan) or in circumstances that would have constituted grounds for “Cause,” all stock options and SARs, whether or not exercisable, will terminate upon cessation of employment.

Transferability. Awards under the 2023 Plan generally may not be transferred except by will or by the laws of descent and distribution. The Compensation Committee may permit the gratuitous transfer of awards other than ISOs.

Corporate Transactions. In the event of a consolidation, merger or similar transaction or series of related transactions, a sale, or transfer of all or substantially all of our assets or a dissolution or our liquidation (a Covered Transaction), the Compensation Committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares of common stock under awards or for a cash out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as the Compensation Committee may otherwise determine, awards not assumed or substituted will terminate upon the consummation of such Covered Transaction.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure that constitutes an equity restructuring within the meaning of Financial Accounting Standards Board (FASB) ASC Topic 718), the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be issued under and the individual limits included in the 2023 Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities underlying equity awards, the exercise or purchase prices (or base values) of awards and any other terms of awards affected by such change. The Compensation Committee may also make the types of adjustments described above to take into account distributions to stockholders and events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the 2023 Plan.

Recoupment. The Compensation Committee may provide that outstanding awards, whether or not vested or exercisable, and the proceeds from the exercise or disposition of awards or stock acquired under awards will be subject to forfeiture and disgorgement to us, with interest and other related earnings, if the participant to whom the award was granted violates a non-competition, non-solicitation, confidentiality, or other restrictive covenant or any of our policies that provides for forfeiture or disgorgement with respect to incentive compensation that includes awards under the 2023 Plan. In addition, the Administrator may require forfeiture and disgorgement to us of outstanding awards and the proceeds from the exercise or disposition of awards or stock acquired under awards, with interest and other related earnings, to the extent required by law, including, without limitation, Section 10D of the Exchange Act, or applicable stock exchange listing standards and any of our related corporate policies.

Amendment and Termination. The Compensation Committee can amend the 2023 Plan or outstanding awards issued under the 2023 Plan, or terminate the 2023 Plan as to future grants of awards, at any time except that the Compensation Committee will not be able to alter the terms of an award without a participant’s consent if it would materially and adversely affect the participant’s rights under the award (unless expressly reserved by the Compensation Committee at the time of grant). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code and applicable stock exchange requirements.

No Repricing. Except in connection with a corporate transaction involving the Company, the Company may not, without obtaining stockholder approval, (x) amend the terms of outstanding stock options or SARs to reduce the exercise price or base value of such stock options or SARs, (y) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base value that is less than the exercise price or base value of the original stock options or SARs, or (z) cancel outstanding stock options or SARs that have an exercise price or base value greater than the fair market value of a share of the Company’s common stock on the date of such cancellation in exchange for cash or other consideration.

New Plan Benefits

No awards have been granted pending stockholder approval and as benefits under the 2023 Plan will depend on the Compensation Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers, directors and other employees if the proposed Amendment No. 3 is approved by the stockholders.

Prior Grants Under the Plan

The following table sets forth, with respect to the individuals and groups named below, the aggregate number of shares subject to restricted stock units and options previously granted under the 2023 Plan (whether or not outstanding, vested or forfeited, as applicable) as of April 21, 2026. The price per share of our common shares as of such date was $14.11, based on the closing price as of April 21, 2026.

2023 Long-Term Incentive Plan

Name and Position	Number of Options (#) (1)	Number of Units (#)
Named Executive Officers
Jay Duker, President and Chief Executive Officer	1,226,000	562,380
George Elston, SVP And CFO	476,000	212,855
Ramiro Ribeiro, CMO	526,400	144,700
Directors and Director Nominees
Göran Ando	147,198	—
John Landis	164,114	10,000
Wendy DiCicco	144,114	—
Karen Zaderej	144,114	—
Stuart Duty	165,014	—
Nancy Lurker	223,666	296,734
Fred Hassan	140,000	—
Reginald Sanders	120,000	—
All current executive officers as a group (3 persons)	2,228,400	919,935
All current non-employee directors as a group (8 persons)	1,248,220	306,734
All current and former employees and consultants, including current officers who are not executive officers, and former directors, as a group	5,767,699	2,212,773
(1)
This number includes the 451,000 performance stock options granted on January 2, 2026.

U.S. Federal Income Tax Consequences under the 2023 Plan

The following is a summary of some of the material U.S. federal income tax consequences associated with the grant and exercise of awards under the 2023 Plan under current U.S. federal tax laws and certain other tax considerations associated with awards under the 2023 Plan as of the date hereof. The summary does not address tax rates or non-U.S. or U.S. state or local tax consequences, nor does it address employment tax or other U.S. federal tax consequences, except as noted.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a tax deduction to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, generally any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes taxable income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding tax deduction is generally available to us. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income to a participant, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock or other property received. A corresponding tax deduction is generally available to us at that time.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have taxable income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding tax deduction is generally available to us in the same year that the participant recognizes ordinary income. However, a participant may make an election under Section 83(b) of the Code (83(b) election) to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding tax deduction will generally be available to us in the same year that the participant recognizes ordinary income. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2023 Plan, the holding period in the shares begins just after the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Unrestricted Stock. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at the time of such purchase or award, as applicable, over the purchase price, if any, and a corresponding tax deduction is generally available to us in the same year that the participant recognizes ordinary income.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Participants are generally taxed upon settlement (and a corresponding tax deduction is generally available to us) of a restricted stock unit, unless he or she has made a proper election to defer the receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Certain Change of Control Payments. Under Sections 280G and 4999 of the Code, the vesting or accelerated exercisability of stock options or the vesting and payments of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting, or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to us.

Proposed Amendment No. 3 to the 2023 Long-Term Incentive Plan

Our Board has approved, and recommends for adoption by our stockholders, a proposed amendment to the 2023 Plan to increase the number of shares of common stock reserved for issuance under the 2023 Plan by 4,900,000 shares.

The effectiveness of the proposed amendment to our 2023 Plan is contingent upon stockholder approval. If our stockholders do not approve the amendment, the existing version of our 2023 Plan will remain in effect, unchanged.

Voting Standard

The approval of this Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2, TO APPROVE AMENDMENT NO. 3 TO THE 2023 PLAN.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and advisory, the Board and the Compensation Committee value the opinion of our stockholders, and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our current policy is to provide stockholders with an opportunity to approve the compensation of our Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2027 Annual Meeting of Stockholders.

Our Board and the Compensation Committee value the perspectives and concerns of our stockholders regarding executive compensation. We are therefore pleased to entertain stockholder views and receive comments about our executive compensation practices.

Our executives regularly hold meetings with stockholders, and participate in professional investor conferences, to hear stockholder views on our financial performance, strategic business plans, corporate governance, executive compensation and related subjects. While we have not received particular stockholder feedback that warranted significant actions be undertaken to change our executive compensation program and practices, we will continue to regularly engage with stockholders and entertain their views, and also consult with professional advisors, regarding our Named Executive Officer compensation practices in the future.

The compensation of our Named Executive Officers is described starting on page 24 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Voting Standard

The approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR PROPOSAL NO. 3 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte to serve as our independent registered public accounting firm and to audit our financial statements and our internal control over financial reporting for fiscal 2026. Although ratification is not required, we are seeking stockholder approval of the selection as a matter of good corporate practice. If stockholders do not ratify the appointment, then the Audit Committee will consider whether it is appropriate to select a different independent registered public accounting firm or to continue Deloitte’s appointment as our independent registered public accounting firm. Even if stockholders do ratify the appointment, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Deloitte was our independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024. Deloitte is expected to have a representative present at the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

Voting Standard

The approval of this Proposal No. 4 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4 TO RATIFY OUR SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026.

Accounting Fees and Services

The following table sets forth the total fees paid to Deloitte and its affiliates with respect to the years ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,	Year Ended December 31,
	2025	2024
Audit Fees(1)	$977	$909
Tax Fees(2)	213	134
All Other Fees(3)	2	2
	$1,192	$1,045

(1)
Audit fees relate to professional services rendered in connection with the audit for the years ended December 31, 2025 and December 31, 2024, reviews of the condensed consolidated financial statements performed in connection with each of our Quarterly Reports on Form 10-Q. The years ended December 31, 2025 and 2024 includes fees for comfort letters for both equity raises and our ATM program, as well as fees related to the consents for the incorporation by reference of audit reports on Form S-3 and Form S-8 registration statements.
(2)
Tax fees paid to Deloitte for the years ended December 31, 2025 and 2024 were related to the preparation of various corporate tax returns as well as tax advice, including consultation on strategic tax and tax compliance.
(3)
All other fees relate to a subscription to Deloitte’s on-line accounting research database.

Our policies require the Audit Committee to pre-approve all audit and permitted non-audit services provided by the independent registered public accounting firm, including engagement fees and terms. The Audit Committee may delegate pre-approval authority to one or more of its members, who will report any pre-approval decisions to the full committee at its next scheduled meeting but may not delegate pre-approval authority to members of management. The Audit Committee may approve only those non-audit services classified as “all other services” that it believes to be routine and recurring services, to be consistent with SEC rules and to not impair the auditor’s independence with respect to us. The Audit Committee reviewed and pre-approved all audit services and permitted non-audit services performed during the years ended December 31, 2025 and 2024.

The Company’s principal accountant for the periods presented above did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

INFORMATION ABOUT STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder proposals for inclusion in our proxy statement: To be eligible for inclusion in our proxy statement and form of proxy relating to our 2027 Annual Meeting of Stockholders (2027 Annual Meeting), stockholder proposals must be submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and received at our principal executive offices no later than January 4, 2027, which is 120 calendar days before May 4, 2027—the anniversary of the date this proxy statement was released to stockholders in connection with the Annual Meeting. If the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on June 18, 2026, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other stockholder proposals: A nomination of one or more persons for election as a director or any other stockholder proposal not included in our proxy statement for the 2027 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Company Secretary at our principal executive offices and otherwise complies with the provisions of our By-Laws. To be timely, our By-Laws provide that we must receive the stockholder’s notice: (i) not less than 60 days in advance of the meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the 2026 Annual Meeting, (ii) not less than 90 days in advance of the meeting if the meeting is to be held on or after the anniversary of the 2026 Annual Meeting, and (iii) in any other cases, not more than 15 days following the date on which notice or public disclosure (such date as defined in our By-Laws) of the date of the 2027 Annual Meeting is made.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2027, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and with the SEC regulations regarding stockholder proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name may receive only one Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice of Internet Availability of Proxy Materials for your household, please contact our Company Secretary by mail, c/o EyePoint, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472, or by phone at (617) 926-5000. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability of Proxy Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of this document in the future, please contact our Company Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 has been posted on the Internet along with this proxy statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K with the SEC on March 5, 2026. We will mail without charge, upon request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, excluding the exhibits thereto. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of the Annual Report on Form 10-K or such exhibits should be mailed to our Company Secretary by mail, c/o EyePoint, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472.

OTHER BUSINESS

As of the date of this Proxy Statement, we do not know of any other matter that properly may come before the Annual Meeting, and do not intend to present any other matter. However, if any other matters properly come before the meeting or any adjournment, the persons named as proxies will be able to vote on those matters in accordance with their own judgment.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

ANNEX A

EYEPOINT, INC.

AMENDMENT NO. 3 TO THE 2023 Long Term INCENTIVE PLAN

WHEREAS, EyePoint, Inc. (the “Company”) maintains the EyePoint, Inc. 2023 Long-Term Incentive Plan, originally effective as of June 20, 2023, as first amended as of June 20, 2024 and as further amended as of June 18, 2025 (as amended, the “Plan”);

WHEREAS, pursuant to Section 9 of the Plan, the Compensation Committee (“Compensation Committee”) of the Board of Directors of the Company (the “Board”) may amend the Plan at any time; provided that, amendments to the Plan must be approved by the Company’s stockholders if and to the extent required by applicable laws or stock exchange requirements (“Stockholder Approval”);

WHEREAS, the Compensation Committee, in consultation with legal and financial advisors, has determined that it is advisable and in the best interests of the Company and its stockholders to increase the number of shares of the Company’s common stock, $0.001 par value per share, reserved for issuance under the Plan by 4,900,000 shares (the “Share Increase”);

WHEREAS, pursuant to Section 9 of the Plan, in order to effect the Share Increase, Stockholder Approval must be obtained;

WHEREAS, the Compensation Committee has approved the Share Increase and has recommended that the Board adopt and approve the Share Increase subject to Stockholder Approval;

WHEREAS, the Board desires to amend the Plan to provide for the Share Increase as set forth in this amendment to the Plan (this “Amendment”), effective upon receipt of the Stockholder Approval; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meaning given to them in the Plan.

NOW, THEREFORE, the Board hereby amends the Plan, effective upon receipt of the Stockholder Approval, as follows:

1. Section 4(a) of the Plan is deleted and replaced in its entirety with the following:

4. LIMITS ON AWARDS UNDER THE PLAN.

“(a) Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be issued in satisfaction of Equity Awards under the Plan is 15,300,000, plus 184,904 shares of Stock that were previously available for grant under the 2016 Plan that were transferred to the Plan as of June 20, 2023, plus any shares of Stock that would otherwise have become available for grant under the Prior Plans after the Date of Adoption as a result of the termination or forfeiture of awards under the Prior Plans. Up to 7,500,000 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by excluding any shares of Stock underlying Awards that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Stock. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan."

2. Except as specifically provided in and modified by this Amendment, the Plan is in all other respects hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment, effective upon receipt of the Stockholder Approval.

EYEPOINT, INC.

AMENDMENT NO. 2 TO THE 2023 Long Term INCENTIVE PLAN

WHEREAS, EyePoint, Inc. (the “Company”) maintains the EyePoint, Inc. 2023 Long-Term Incentive Plan, effective as of June 20, 2023 and amended as of June 20, 2024 (as amended, the “Plan”);

WHEREAS, pursuant to Section 9 of the Plan, the Compensation Committee (“Compensation Committee”) of the Board of Directors of the Company (the “Board”) may amend the Plan at any time; provided that, amendments to the Plan must be approved by the Company’s stockholders if and to the extent required by applicable laws or stock exchange requirements (“Stockholder Approval”);

WHEREAS, the Compensation Committee, in consultation with legal and financial advisors, has determined that it is advisable and in the best interests of the Company and its stockholders to increase the number of shares of the Company’s common stock, $0.001 par value per share, reserved for issuance under the Plan by 2,900,000 shares (the “Share Increase”);

WHEREAS, pursuant to Section 9 of the Plan, in order to effect the Share Increase, Stockholder Approval must be obtained;

WHEREAS, the Compensation Committee has approved the Share Increase and has recommended that the Board adopt and approve the Share Increase subject to Stockholder Approval;

WHEREAS, the Board desires to amend the Plan to provide for the Share Increase as set forth in this amendment to the Plan (this “Amendment”), effective upon receipt of the Stockholder Approval; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meaning given to them in the Plan.

NOW, THEREFORE, the Board hereby amends the Plan, effective upon receipt of the Stockholder Approval, as follows:

1. Section 4(a) of the Plan is deleted and replaced in its entirety with the following:

4. LIMITS ON AWARDS UNDER THE PLAN.

“(a) Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be issued in satisfaction of Equity Awards under the Plan is 10,400,000, plus 184,904 shares of Stock that were previously available for grant under the 2016 Plan that were transferred to the Plan as of June 20, 2023, plus any shares of Stock that would otherwise have become available for grant under the Prior Plans after the Date of Adoption as a result of the termination or forfeiture of awards under the Prior Plans. Up to 7,500,000 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by excluding any shares of Stock underlying Awards that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Stock. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan."

2. Except as specifically provided in and modified by this Amendment, the Plan is in all other respects hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment, effective upon receipt of the Stockholder Approval.

EYEPOINT, INC.

AMENDMENT NO. 1 TO THE 2023 Long Term INCENTIVE PLAN

WHEREAS, EyePoint, Inc. (the “Company”) maintains the EyePoint, Inc. 2023 Long-Term Incentive Plan, effective as of June 20, 2023 (the “Plan”);

WHEREAS, pursuant to Section 9 of the Plan, the Compensation Committee (“Compensation Committee”) of the Board of Directors of the Company (the “Board”) may amend the Plan at any time; provided that, amendments to the Plan must be approved by the Company’s stockholders if and to the extent required by applicable laws or stock exchange requirements (“Stockholder Approval”);

WHEREAS, the Compensation Committee, in consultation with legal and financial advisors, has determined that it is advisable and in the best interests of the Company and its stockholders to (i) increase the number of shares of the Company’s common stock, $0.001 par value per share, reserved for issuance under the Plan by 4,000,000 shares (the “Share Increase”) and (ii) increase the individual non-employee director compensation limit contained therein to $850,000 for ongoing directors in any calendar year and $1,100,000 for new directors in any calendar year (the “Director Compensation Increase”);

WHEREAS, pursuant to Section 9 of the Plan, in order to effect the Share Increase, Stockholder Approval must be obtained;

WHEREAS, the Compensation Committee has approved the Share Increase and the Director Compensation Increase and has recommended that the Board adopt and approve the Share Increase and the Director Compensation Increase subject to Stockholder Approval;

WHEREAS, the Board desires to amend the Plan to provide for the Share Increase and the Director Compensation Increase as set forth in this amendment to the Plan (this “Amendment”), effective upon receipt of the Stockholder Approval; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meaning given to them in the Plan.

NOW, THEREFORE, the Board hereby amends the Plan, effective upon receipt of the Stockholder Approval, as follows:

1. Section 4(a) of the Plan is deleted and replaced in its entirety with the following:

4. LIMITS ON AWARDS UNDER THE PLAN.

“(a) Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be issued in satisfaction of Equity Awards under the Plan is 7,500,000, plus 184,904 shares of Stock that were previously available for grant under the 2016 Plan that were transferred to the Plan as of June 20, 2023, plus any shares of Stock that would otherwise have become available for grant under the Prior Plans after the Date of Adoption as a result of the termination or forfeiture of awards under the Prior Plans. Up to 7,500,000 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by excluding any shares of Stock underlying Awards that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Stock. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan."

2. Section 4(c) of the Plan is deleted and replaced in its entirety with the following:

4. LIMITS ON AWARDS UNDER THE PLAN.

“(c) Limitations on Awards to Directors. The aggregate value of all compensation granted or paid to any Director with respect to any calendar year, including all Awards granted under the Plan and any other fees or compensation paid to such Director outside of the Plan for his or her services as a Director during such calendar year, will not exceed $850,000 in the aggregate (except that for the first calendar year in which such Director becomes a Director such value will not exceed $1,100,000 in the aggregate), in each case calculating the value of any Awards in accordance with FASB ASC Topic 718 (or any successor provision), assuming maximum performance (if applicable). The Board may make an exception to such limit for any Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation. The limitations applicable to Director Awards will not apply to any Award or shares of Stock granted pursuant to a Director’s election to receive an Award or shares of Stock in lieu of cash retainers or other fees (to the extent such Award or shares of Stock have a fair value equal to the value of such cash retainers or other fees)."

3. Except as specifically provided in and modified by this Amendment, the Plan is in all other respects hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment, effective upon receipt of the Stockholder Approval.

EYEPOINT, INC.

2023 Long Term INCENTIVE PLAN

1.
DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and includes certain operational rules related to those terms.

2.
PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock, Stock-based and other incentive Awards.

3.
ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards (whether in cash, shares of Stock, or other property); prescribe forms, rules and procedures relating to the Plan and Awards; and otherwise do all things necessary or desirable to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all persons.

4.
LIMITS ON AWARDS UNDER THE PLAN
4.1.
Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be issued in satisfaction of Equity Awards under the Plan is 3,500,000, plus up to 159,000 shares of Stock that remain available for grant under the 2016 Plan as of the Date of Adoption (less any shares of Stock underlying Equity Awards granted between the Date of Adoption and stockholder approval of the Plan), plus any shares of Stock that would otherwise have become available for grant under the Prior Plans after the Date of Adoption as a result of the termination or forfeiture of awards under the Prior Plans. Up to 3,500,000 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by excluding any shares of Stock underlying Awards that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Stock. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under Substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan.
4.2.
Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.
4.3.
Limitations on Awards to Directors. The aggregate value of all compensation granted or paid to any Director with respect to any calendar year, including all Awards granted under the Plan and any other fees or compensation paid to such Director outside of the Plan for his or her services as a Director during such calendar year, will not exceed $500,000 in the aggregate (except that for the first calendar year in which such Director becomes a Director such value will not exceed $750,000 in the aggregate), in each case calculating the value of any Awards in accordance with FASB ASC Topic 718 (or any successor provision), assuming maximum performance (if applicable). The

Board may make an exception to such limit for any Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation. The limitations applicable to Director Awards will not apply to any Award or shares of Stock granted pursuant to a Director’s election to receive an Award or shares of Stock in lieu of cash retainers or other fees (to the extent such Award or shares of Stock have a fair value equal to the value of such cash retainers or other fees).
5.
ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among key Employees and Directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for SARs and Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E) or to other individuals who the Company reasonably anticipates will begin providing direct services to the Company or a subsidiary of the Company within twelve (12) months following an Award’s date of grant.

6.
RULES APPLICABLE TO AWARDS
6.1.
All Awards.
6.1.1.
Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
6.1.2.
Term of Plan. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be June 20, 2033; provided that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards; and provided further that ISOs may not be granted under the Plan after the tenth (10th) anniversary of the date of the Plan’s adoption by the Board.
6.1.3.
Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to applicable securities and other laws and such limitations as the Administrator may impose.
6.1.4.
Vesting, etc. The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:
6.1.4.1.
Except as provided in (B) and (C) below, immediately upon the cessation of the Participant’s Employment each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.

6.1.4.2.
Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three (3) months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
6.1.4.3.
Subject to (D) below, all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
6.1.4.4.
All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.
6.1.5.
Recovery of Compensation. The Administrator may provide in any case that outstanding Awards (whether or not vested or exercisable) and the proceeds from the exercise or disposition of Awards or Stock acquired under Awards will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the Participant to whom the Award was granted violates (i) a non-competition, non-solicitation, confidentiality or other restrictive covenant by which he or she is bound, or (ii) any Company policy applicable to the Participant that provides for forfeiture or disgorgement with respect to incentive compensation that includes Awards under the Plan. In addition, the Administrator may require forfeiture and disgorgement to the Company of outstanding Awards and the proceeds from the exercise or disposition of Awards or Stock acquired under Awards, with interest and other related earnings, to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Securities Exchange Act of 1934, as amended, and any related Company policy. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees to cooperate fully with the Administrator, and to cause any and all permitted transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement required hereunder. Neither the Administrator nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 6(a)(5).
6.1.6.
Taxes. The delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes with respect to any Award as it deems necessary. The Administrator may hold back shares of Stock from an Equity Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the maximum statutory rates for the applicable jurisdictions or such greater amount as would not result in adverse accounting consequences to the Company under FASB ASC Topic 718 (or any successor provision)).
6.1.7.
Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose. Notwithstanding anything to the contrary in the Plan, any dividends or dividend equivalents payable or credited with respect to an Award shall not vest or be paid unless and until the Award to which the dividends or dividend equivalents correspond becomes vested.
6.1.8.
Rights Limited. Nothing in the Plan will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.
6.1.9.
Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).
6.1.10.
Section 409A.
6.1.10.1.
Without limiting Section 11(b) hereof, each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.
6.1.10.2.
If a Participant is deemed on the date of the Participant’s termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the expiration of the six-month period measured from the date of such “separation from service” and (b) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6(a)(10) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award agreement.
6.1.10.3.
For purposes of Section 409A, each payment made under this Plan shall be treated as a separate payment.
6.2.
Stock Options and SARs.
6.2.1.
Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a physical or electronic notice of exercise in a form acceptable to the Administrator that is signed by the appropriate person and accompanied by any payment required under the Award. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.
6.2.2.
Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (in the case of an ISO granted to a 10-percent shareholder within the meaning of subsection (b)(6) of Section 422,

110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.
6.2.3.
Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price must be by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock, or the withholding of unrestricted shares of Stock otherwise deliverable upon exercise, in either case that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.
6.2.4.
Maximum Term. The maximum term of Stock Options and SARs may not exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a 10-percent shareholder described in Section 6(b)(2) above).
6.2.5.
No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 below, the Company may not, without obtaining shareholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.
7.
EFFECT OF CERTAIN TRANSACTIONS
7.1.
Mergers, etc. Except as otherwise expressly provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:
7.1.1.
Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for (A) the assumption or continuation of some or all outstanding Awards or any portion thereof or (B) the grant of new awards in substitution therefor by the acquirer or survivor or an affiliate of the acquirer or survivor.
7.1.2.
Cash-Out of Awards. Subject to Section 7(a)(5), below the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Equity Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one (1) share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of a SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, however, for the avoidance of doubt, that if the exercise or purchase price (or base value) of an Equity Award is equal to or greater than the Fair Market Value of one (1) share of Stock, the Award may be cancelled with no payment due hereunder or otherwise in respect of such Equity Award.
7.1.3.
Acceleration of Certain Awards. Subject to Section 7(a)(5) below, the Administrator may provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated, in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a shareholder in the Covered Transaction.
7.1.4.
Termination of Awards upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) immediately upon consummation of the Covered Transaction, other than (A) any Award assumed pursuant to Section 7(a)(1)above, and (B) any Cash Award that by its terms, or as a result of action taken by the Administrator, continues following the Covered Transaction.
7.1.5.
Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or an acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
7.2.
Changes in and Distributions with Respect to Stock.
7.2.1.
Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718 (or any successor provision), the Administrator shall make appropriate adjustments to the maximum number of shares of Stock specified in Section 4(a) that may be issued under the Plan, and shall make appropriate adjustments to the number and kind of shares of stock or securities underlying Equity Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
7.2.2.
Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to shareholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, and the requirements of Section 409A, to the extent applicable.
7.2.3.
Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.
8.
LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the

Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.
AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon shareholder approval only to the extent, if any, such approval is required by law (including the Code) or applicable stock exchange requirements, as determined by the Administrator.

10.
OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.
MISCELLANEOUS
11.1.
Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
11.2.
Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.
12.
ESTABLISHMENT OF SUB-PLANS

The Administrator may at any time and from time to time establish one or more sub-plans under the Plan (for local-law compliance purposes or other administrative reasons determined by the Administrator) by adopting supplements to the Plan containing, in each case, such limitations on the Administrator’s discretion under the Plan, and such additional terms and conditions, as the Administrator deems necessary or desirable. Each supplement so established will be deemed to be part of the Plan but will apply only to Participants within the group to which the supplement applies (as determined by the Administrator).

13.
GOVERNING LAW
13.1.
Certain Requirements of Corporate Law. Equity Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.
13.2.
Other Matters. Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
13.3.
Jurisdiction. By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/EYPT or scan the QR code — login details are located in the shaded bar below. If no electronic voting, delete QR code and control # Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EYPT Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. The Board of Directors recommends you vote FOR ALL of the following nominees:1. Election of Directors: 01 - Göran Ando, M.D. 02 - Jay S. Duker, M.D.03 - John B. Landis, Ph.D. 04 - Wendy DiCicco

05 - Karen Zaderej 06 - Stuart Duty 07 - Fred Hassan 08 - Reginald Sanders, M.D. Mark here to WITHHOLD vote from all nominees Mark here to vote FOR ALL nominees Mark here to vote FOR ALL EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. B The Board of Directors recommends you vote FOR proposals 2, 3, and 4: For Against For Against 3. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement.2. To approve Amendment No. 3 to the EyePoint, Inc. 2023 Long-Term Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,900,000 shares. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 18, 2026: The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T 1UPX 687496 04A4NB The 2026 Annual Meeting of Stockholders of EyePoint, Inc. will be held on Thursday, June 18, 2026, 9:00 A.M. Eastern Time, virtually via the internet at meetnow.global/MUTLA4Z.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 18, 2026: The 2026 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EYPTq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — EyePoint, Inc.Notice of 2026 Annual Meeting of Stockholder Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — June 18, 2026The undersigned hereby appoints Jay S. Duker, M.D. and Ron I. Honig, and each of them, each with the full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EyePoint, Inc. to be held on Thursday, June 18, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, each of the Proxies will have authority to vote FOR ALL the director nominees listed in proposal 1, and FOR proposals 2, 3, and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.D Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.